united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/2019

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Eventide Gilead Fund

Eventide Global Dividend Opportunities Fund

Eventide Healthcare & Life Sciences Fund

Eventide Limited-Term Bond Fund

Eventide Multi-Asset Income Fund

June 30, 2019

Eventide Asset Management, LLC
One International Place
Suite 4210
Boston, MA 02110

1-877-771-3836

Beginning January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website, www.eventidefunds.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Funds at 1-877-771-3836. Your election to receive reports in paper will apply to all funds held within the fund complex.

You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Funds at 1-877-771-3836. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

2019 Annual Shareholder Letter

Uncertainty. It’s a frightening word for investors. Most Wall Street participants know the maxim, “Wall Street hates uncertainty.” We now face particularly high unpredictability with the combination of the trade war, elections, surprisingly low bond yields, and global macro-economic data. And yet uncertainty is almost always associated with opportunity. Stanford Professor Tina Seelig reminds us that “uncertainty is the essence of life and it fuels opportunity.” With this in mind, as we begin our twelfth year at Eventide, we are even more convinced that the best way to respond to uncertainty is by staying true to who we are.

One of the mantras we’ve adopted at Eventide—made famous by Simon Sinek’s best-selling book—is “Start with why.” For our purposes, we like to say that the why of investing illuminates the how and the what of investing. Or, said another way, how and what you do must first be grounded in why you do it. No one cares about a product, idea, or service until they first understand the why behind it. As it pertains to our philosophy of investing, Eventide’s goal of providing wise investments (the how and the what) is fueled by our mission to invest in companies that serve the global common good (the why). We believe starting with the why is an anchor in uncertain times.

The last several months have been challenging, with not merely a domestic but a global slowdown, but we believe that our strong sense of why positions us to look for opportunity where others may run for the exits. In the midst of uncertainty, we will remain consistent in our how and what by practicing the same processes and studying the same fixed dashboards of data sets. And, most importantly, we will remain true to our mission.

Fund Returns as of 06/30/2019 (Unaudited)
							Inception
	YTD	1 Year	3 Year	5 Year	10 Year	Inception	Date
Eventide Gilead Fund
Class N	31.86%	16.41%	23.47%	12.51%	17.50%	15.50%	7/8/2008
Class A without load	31.80%	16.36%	23.40%	12.45%	—	18.05%	10/28/2009
Class A with 5.75% load	24.24%	9.66%	20.99%	11.12%	—	17.33%	10/28/2009
Class C	31.31%	15.51%	22.49%	11.61%	—	17.15%	10/28/2009
Class I	31.98%	16.66%	23.72%	12.74%	—	16.69%	2/2/2010
Benchmarks
S&P 500 Total Return Index	18.54%	10.42%	14.19%	10.71%	14.70%	10.26%	7/8/2008
Russell Mid-Cap Growth Index	26.08%	13.94%	16.49%	11.10%	16.02%	11.11%	7/8/2008

Eventide Healthcare & Life Sciences Fund
Class N	33.40%	10.51%	27.35%	17.40%	—	23.31%	12/27/2012
Class A without load	33.32%	10.40%	27.26%	17.33%	—	23.22%	12/27/2012
Class A with 5.75% load	25.64%	4.04%	24.77%	15.94%	—	22.10%	12/27/2012
Class C	32.87%	9.63%	26.32%	16.47%	—	22.32%	12/27/2012
Class I	33.51%	10.73%	27.59%	17.63%	—	23.54%	12/27/2012
Benchmarks
S&P 500 Total Return Index	18.54%	10.42%	14.19%	10.71%	—	14.20%	12/27/2012
S&P Biotechnology Select Industry TR	22.01%	-7.67%	17.73%	11.52%	—	18.65%	12/27/2012

Eventide Multi-Asset Income Fund
Class N	12.77%	6.61%	5.65%	—	—	5.49%	7/15/2015
Class A without load	12.64%	6.56%	5.57%	—	—	5.42%	7/15/2015
Class A with 5.75% load	6.15%	0.48%	3.50%	—	—	3.85%	7/15/2015
Class C	12.16%	5.73%	4.76%	—	—	4.64%	7/15/2015
Class I	12.76%	6.81%	5.84%	—	—	5.69%	7/15/2015
Benchmarks
Multi-Asset Income Blend	12.27%	6.96%	7.98%	—	—	5.86%	7/15/2015
MSCI AC World Index (Net)	16.23%	5.74%	11.62%	—	—	7.29%	7/15/2015

Eventide Global Dividend Opportunity Fund
Class N	16.94%	9.20%	—	—	—	4.03%	9/29/2017
Class A without load	16.81%	9.15%	—	—	—	3.92%	9/29/2017
Class A with 5.75% load	10.06%	2.86%	—	—	—	0.46%	9/29/2017
Class C	16.46%	8.34%	—	—	—	3.26%	9/29/2017
Class I	17.05%	9.40%	—	—	—	4.25%	9/29/2017
Benchmark
MSCI AC World Index (Net)	16.23%	5.74%	—	—	—	6.32%	9/29/2017

Fund Returns as of 06/30/2019 (Unaudited)
							Inception
	YTD	1 Year	3 Year	5 Year	10 Year	Inception	Date
Eventide Limited-Term Bond Fund
Class N	3.91%	—	—	—	—	4.64%	12/14/2018
Class A without load	3.95%	4.62%	1.53%	1.72%	—	2.80%	7/28/2010
Class A with 5.75% load	-2.05%	-1.39%	-0.47%	0.52%	—	2.12%	7/28/2010
Class C	3.52%	—	—	—	—	4.24%	12/14/2018
Class I	4.09%	4.91%	1.48%	1.41%	—	2.26%	7/28/2010
Benchmark
Bloomberg Barclays Intermediate US Aggregate	4.73%	6.73%	2.03%	2.46%	—	2.70%	7/28/2010
Bloomberg Barclays 1-5 Year U.S. Government/Credit Index	3.56%	5.34%	1.72%	1.82%	—	1.85%	7/28/2010

Performance is historical and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. Investors cannot directly invest in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges. The volatility of the relevant indices listed below may be materially different than that of the Funds, and investors should not expect the Funds to achieve the same results as the indices listed. To obtain the most recent month-end performance information and a current Fund prospectus please call the fund toll free at 1-877-771-EVEN (3836).

Eventide Gilead Fund

Expenses: Class A, Total Expenses 1.45%; Class C, Total Expenses 2.20%; Class I, Total Expenses 1.20%; Class N, Total Expenses 1.40%. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. Performance figures for periods greater than 1 year are annualized. The fund’s share classes have different inception dates. Class N has an inception date of July 8, 2008. Class A and Class C have an inception date of October 28, 2009. Class I has an inception date of February 2, 2010. The indices assume an inception date of July 8, 2008. The S&P 500 is an index created by Standard & Poor’s of American stocks with the largest market capitalization. The Russell Midcap Growth Index measures the performance of the U.S. equity mid-cap growth segment. It includes mid-cap companies with higher price-to-book ratios and forecasted growth. Neither are investment products. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Healthcare & Life Sciences Fund

Expenses: Class A, Total Expenses 1.56%; Class C, Total Expenses 2.31%; Class I, Total Expenses 1.31%; Class N, Total Expenses 1.51%. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. Performance figures for periods greater than 1 year are annualized. Annualized since inception returns assume an inception date of December 27, 2012. The S&P 500 is an index created by Standard & Poor’s of American stocks with the largest market capitalization. The S&P Biotechnology Select Industry Index represents the biotechnology sub-industry portion of the S&P Total Markets Index. Neither are investment products. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Multi-Asset Income Fund

Expenses: Class A, Gross Expenses 1.37%, Net Expenses 1.24%; Class C, Gross Expenses 2.12%, Net Expenses 1.99%; Class I, Gross Expenses 1.12%, Net Expenses 0.99%; Class N, Gross Expenses 1.32%, Net Expenses 1.19%. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through 31 October 2019. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Performance figures for periods greater than 1 year are annualized. Annualized since inception returns assume an inception date of July 15, 2015. The Multi-Asset Income Blend is a proprietary Eventide benchmark based on 60% MSCI All Country World Index (Net), 40% Bloomberg Barclays US Aggregate Bond Index © at inception, rebalanced monthly. The MSCI All-Country World Index (Net) captures large and mid cap representation across 23 developed markets and 23 emerging markets. The Bloomberg Barclays US Aggregate Bond Index is a broad measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market. Neither are investment products. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Global Dividend Opportunities Fund

Expenses: Class A, Gross Expenses 3.37%, Net Expenses 1.22%; Class C, Gross Expenses 4.12%, Net Expenses 1.97%; Class I, Gross Expenses 3.12%, Net Expenses 0.97%; Class N, Gross Expenses 3.32%, Net Expenses 1.17%. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through 31 October 2019. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Performance figures for periods greater than 1 year are annualized. Since inception returns assume an inception date of 9/29/2017. The MSCI All Country World Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets and consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. It is not an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Limited-Term Bond Fund

Expenses: Class A, Gross Expenses 2.03%, Net Expenses 1.04%; Class C, Gross Expenses 2.78%, Net Expenses 1.79%; Class I, Gross Expenses 1.78%, Net Expenses 0.79%; Class N, Gross Expenses 1.98%, Net Expenses 0.99%. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through 31 October 2020. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. The Eventide Limited-Term Bond Fund (the “Fund”) acquired the assets and liabilities of the Epiphany FFV Strategic Income Fund (“Predecessor Fund”) on December 14, 2018. The Predecessor Fund’s Class A shares were reclassified from Class N shares on June 1, 2015 and its Class I shares were reclassified from Class C shares on May 30, 2017, and the fee structure was different. The numbers shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon the redemption of fund shares. Performance figures for periods greater than 1 year are annualized. Annualized since inception returns assume the Predecessor Fund’s inception date of July 28, 2010 unless otherwise noted. The Bloomberg Barclays Intermediate US Aggregate Bond Index is a market capitalization weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation Protected Securities are excluded. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. The Bloomberg Barclays 1-5 Year Government/Credit Index includes all medium and larger issues of U.S. Government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. Neither are investment products. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Fund Reviews

The Eventide Funds are guided by an approach that seeks to deliver market outperformance to investors by investing in companies whose products and practices help create a better world. Following Eventide’s Business 360 approach, the Funds search for investments that often have attributes not easily discovered through traditional financial analysis alone, which often results in highly differentiated portfolios compared to each Fund’s Benchmark(s). Given the differentiation of the portfolio exposure and construction to the Benchmark(s), performance can diverge significantly from the Benchmark(s) over any time frame. The Investment Team remains focused on investing in high quality, long-term investment themes and exposures in each of the Eventide Funds.

Eventide Gilead Fund

The Eventide Gilead Fund performed well during the past year, being rewarded where companies executed well, and suffering where they did not. Consistent with our perception that investors dislike uncertainty, investor behavior was manifest when there was certainty—buying a company’s stocks where strong execution was demonstrated and selling a company’s stocks where weak execution or management missteps were evident. The Fund’s drivers of performance were led by Biotechnology and Technology sector companies, while the detractors were more mixed among a range of sectors, indicating this was a market less focused on macro exposures and more focused on company results.

Top performers primarily benefited by strong execution led by solid management teams. The top performer was The Trade Desk1, a digital advertising platform for display, social, mobile, and video campaigns, which experienced a strong recovery after shares declined following Q1 2019 earnings and as investors began focusing on longer-term growth opportunities. Ascendis Pharma2, a rare-disease focused biopharmaceutical company, performed well as it announced in March that Phase III data for its TransCon Growth Hormone met all primary endpoints. SendGrid3, a cloud-based email delivery platform for growing companies, received an all-stock offer from Twilio in the Q3 2018 after demonstrating strong top line growth. Twilio4, a cloud communications platform for building SMS, voice, and messaging applications, sank after announcing its all-stock acquisition of Sendgrid. Seeing long term growth opportunities for the combined company, we re-acquired and were rewarded as shares recovered throughout the year. Sage Therapeutics5, a clinical-stage biopharmaceutical company providing treatments for central nervous system disorders, shares rallied after SAGE-217 Phase III data demonstrated efficacy for postpartum depression and investors began looking at the opportunity for its oral-based, next-generation depression drug.

The Fund’s detractors suffered from poor execution and management challenges. XPO6, a global provider of transportation and logistics solutions, declined during the quarter on weaker than anticipated Q3 2018 results, increasing challenges in its end markets, and a well-timed short report raised questions about the company’s financials (which the company strongly refuted). Sunopta7, a global organic food company, was pressured by weak operating results and senior management turnover. Myovant Sciences8, a clinical-stage biotechnology company designing therapies for women’s health diseases, fell sharply following the Phase 3 data read out for its trial of Relugolix for uterine fibroids, which demonstrated a decreased benefit over placebo compared to earlier trials.

[1]	3.21% of net assets. All holdings throughout as of 6/30/2019. Holdings subject to change.

[2]	4.19% of net assets.

[3]	1.99% of net assets.

[4]	2.08% of net assets.

[5]	2.89% of net assets.

[6]	2.76% of net assets.

[7]	1.11% of net assets.

[8]	1.17% of net assets.

Collegium Pharmaceuticals9, a specialty pharmaceutical company that markets abuse-resistant pain therapeutics, fell during the year amid slowing prescription growth. Varonis Systems10, an unconventional cyber security and data analytics software provider, had a choppy year as the company shifted to a subscription-based business model, which impacted near term results.

Eventide Healthcare & Life Sciences Fund

The Eventide Healthcare & Life Sciences Fund’s performance was also supported where companies executed well, and faced challenges where they did not. The Eventide Healthcare & Life Sciences Fund benefited from positive capital market activity with a combination of strong IPO performance, private investments going public at strong valuations, and strong secondary offering performance, which added significantly to the performance of the fund. While these favorable market conditions and outcomes cannot be relied on in the future, we continue to look for attractive opportunities in healthcare and life sciences.

The top performance came from Ascendis Pharma11, a rare-disease focused biopharmaceutical company, which announced positive news in March that Phase III data for its TransCon Growth Hormone met all primary endpoints. Veracyte12, a diagnostic company with a new product recently launched, caught investors attention as adoption and sales performed above expectations. Uniqure NV13, a biotechnology company developing gene therapies in hemophilia, Huntington’s disease, and cardiovascular disease, presented updated data on their gene therapy candidate for Hemophilia B and other pipeline assets. Sage Therapeutics14, a clinical-stage biopharmaceutical company providing treatments for central nervous system disorders, shares rallied after SAGE-217 Phase III data demonstrated efficacy for postpartum depression. Argenx SE15, a clinical-stage biotechnology which discovers, designs, and develops innovative antibody therapeutics, converted impressive data at the 2019 ASH conference into a solid commercial collaboration deal with a large pharmaceutical company.

The Fund’s detractors suffered primarily from disappointing results of clinical trials and competitive pressure. Myovant Sciences16, a clinical-stage biotechnology company designing therapies for women’s health diseases, fell sharply following the Phase 3 data read out for its trial of Relugolix for uterine fibroids demonstrated a decreased benefit over placebo compared to earlier trials. Viking Therapeutics17, a clinical-stage biopharmaceutical company focused on novel therapeutics for metabolic and endocrine disorders, wasn’t able to hold on to impressive data driven gains from Q3 2018 as investors became increasingly concerned about the competitive landscape. Immunomedics18, an innovative biopharmaceutical company developing antibody-drug conjugates for cancer treatment, came under pressure following the 2019 ASCO conference where a competitor presented compelling data. Collegium Pharmaceuticals19, a specialty pharmaceutical company which markets abuse-resistant pain therapeutics, fell during the year amid slowing prescription growth. Savara20, a pharmaceutical company developing

[9]	1.04% of net assets.

[10]	1.75% of net assets.

[11]	5.43% of net assets.

[12]	1.78% of net assets.

[13]	1.70% of net assets.

[14]	4.85% of net assets.

[15]	2.57% of net assets.

[16]	2.47% of net assets.

[17]	1.18% of net assets.

[18]	2.53% of net assets.

[19]	1.71% of net assets.

[20]	0.17% of net assets.

targeted therapies for orphan lung disease, share price collapsed following the failure of its lead clinical candidate, a Phase 3 trial for pulmonary alveolar proteinosis (PAP).

Eventide Multi-Asset Income Fund

Performance of the Eventide Multi-Asset Income Fund was primarily driven by equity exposures, supported by approximately 37% of returns coming from fixed income sources. Strong underlying fundamentals created a strong recovery for green technology, which benefited the fund significantly. Fears associated with tax implications negatively impacted several of the companies that the Fund has invested in.

Several top contributors to performance for the year came from green technology, highlighting the portfolio’s emphasis on this theme. Hannon Armstrong21, a capital provider for sustainable infrastructure projects, continued to execute well, demonstrated by better than expected operating activity across all of its end markets. Terraform Power22, owner of wind and solar power assets in North America and Western Europe, moved higher following stabilizing earnings and cash flows. Brookfield Renewable Partners23, the owner and operator of wind, hydropower facilities in Europe and the Americas, recovered from a weak second half in 2018 where investors were concerned about weak results; strong operations and effective balance sheet management led to a strong recovery in the first half of 2019. Munich Re Group24, a reinsurance company, benefited from lower-than-anticipated major-loss expenditures. Atlantica Yield PLC25, a renewable energy, power generation, and electric transmission company, moved higher following deeper partnership with its sponsor and forming a strategic review committee.

The top detractors of performance came from a diverse set of securities. Atlantia Spa26, a global infrastructure company headquartered in Italy, fell sharply after a tragic bridge collapse resulted in threat of license revocation by the Italian government. NFI Group27, a manufacturer and parts distributor for buses and motor coaches, was weak during the period as its revenue growth and backlog began to moderate. Bunge Ltd28, a global agribusiness, was the victim of the escalating Trade War tensions. Magna International29, a contract manufacturer for major auto brands, sank following lowering guidance amidst a global auto manufacturing slowdown. ABB Ltd30, a multi-national company specializing in power systems, automation, and robotics for industrial applications, shares sank after lower than expected orders for its industrial equipment and robotics lines concerned investors.

Eventide Global Dividend Opportunity Fund

Performance of the Eventide Global Dividend Opportunities Fund was driven by strong performance in the Utility sector, with several renewable utility related companies making significant performance impacts and the Real Estate and Industrial sectors also adding meaningful contributions. Like the Eventide Multi-Asset Income Fund, strong underlying fundamentals in green technology created a strong recovery for the secular theme, which benefited the fund significantly.

[21]	1.46% of net assets.

[22]	1.63% of net assets.

[23]	2.40% of net assets.

[24]	2.00% of net assets.

[25]	2.05% of net assets.

[26]	0.24% of net assets.

[27]	0.73% of net assets.

[28]	1.35% of net assets.

[29]	1.05% of net assets.

[30]	1.81% of net assets.

Several of the top contributors to performance came from green technology. CEMIG31, a Brazilian electrical utility company, rallied following the election of Brazil’s new president. Hannon Armstrong32, a capital provider for sustainable infrastructure projects, continued to execute well, demonstrated by better than expected operating activity across all of its end markets. Terraform Power33, owner of wind and solar power assets in North America and Western Europe, moved higher following stabilizing earnings and cash flows. Vestas Wind Systems34, a global manufacturer, seller, installer, and servicer of wind turbines, benefited from positive tailwinds in the clean energy and wind power sectors. Brookfield Renewable Partners35, the owner and operator of wind, hydropower facilities in Europe and the Americas, recovered from a weak second half of 2018 where investors were concerned about weak results; strong operations and effective balance sheet management led to a strong recovery in the first half of 2019.

The top detractors of performance came from a diverse set of securities and causes. Atlantia Spa36, a global infrastructure company headquartered in Italy, fell sharply after a tragic bridge collapse resulted in threat of license revocation by the Italian government. NFI Group37, a manufacturer and parts distributor for buses and motor coaches, was weak during the period as its revenue growth and backlog began to moderate. Bunge Ltd38, a global agribusiness, was the victim of the escalating Trade War tensions. Magna International39, a contract manufacturer for major auto brands, sank following lowering guidance amidst a global auto manufacturing slowdown. Kingfisher PLC40, a UK-based home improvement retailer, struggled amid management changes and Brexit overhang.

Eventide Limited-Term Bond Fund

The Eventide Limited-Term Bond Fund, which Eventide launched on December 14, 2018, continues to be sub-advised by Dana Investment Advisors. The fixed income environment has been relatively strong, and returns for the Fund have been mostly driven by corporate debt exposures, the largest allocation in the Fund, but further supported by the Fund’s broad range of asset allocation. Securities with 3-5 years of duration provided the largest contributions to return, with 1-3 years and 5-7 years duration securities fighting it out for second and third place, respectively. This range of duration (3-5 years) accounted for an average weight of 73% of the Fund exposure, so it is not surprising that these securities contributed 77% of the return for the Fund.

[31]	1.82% of net assets.

[32]	2.62% of net assets.

[33]	2.65% of net assets.

[34]	2.06% of net assets.

[35]	3.19% of net assets.

[36]	0.34% of net assets.

[37]	1.25% of net assets.

[38]	2.06% of net assets.

[39]	1.71% of net assets.

[40]	1.01% of net assets.

Outlook

Equities

Though feeling a bit like a rollercoaster, the S&P 500 has had a strong first half of 2019—the best half since 1997. In fact, performance during the month of June was the best since 1955. Total return of the S&P 500 during the first half of 2019 was 18.5%. After the drubbing that stocks received in the final months of 2018, the first half of 2019 has enjoyed a rebound, largely from pro-cyclical sectors like information technology. However, over the trailing 12 months, it is defensive sectors that have led. In assessing the health of the macro-environment, we use our “three legs of the stool” approach that independently examines sentiment, valuation, and leading indicators. The three legs and our assessments are as follows:

●	Sentiment — Institutional sentiment, as measured by the average sell-side recommendation of the percent allocation into equities, continues to grind higher (a contrarian negative), but is still well within neutral territory. We score sentiment as neutral.

●	Valuation — Across a range of popular valuation metrics, stocks appear expensive relative to historic averages. However, this is offset by the Equity Risk Premium measures, which show that stocks are cheap in relation to bonds. Given these offsetting effects, we score valuation as neutral.

●	Leading indicators — We are carefully watching to see if the leading indicators will roll over, without trying to lead the leading indicators. We score the leading indicators as a weak positive.

With two neutrals and one weak positive, we believe investors should remain in equities, given the totality of the data, but be prepared for more volatility in 2019.

The market currently believes that the Fed will cut rates to dampen the slowdown in a variety of macro-indicators. With the 10-year yield rate around 2%, it is the interplay of these low interest rates and the leading indicators (such as housing) that will inform our net equity exposure. As we continue to monitor these three legs of the stool, we remain in an overall neutral posture for equities.

Fixed Income

For fixed income investors, performance returns have been very strong for the first half of 2019. The main catalyst for 2019’s performance has been driven by investors’ questioning whether an economic slowdown is underway or if perhaps something more severe is on the horizon. Recent data suggest that U.S. gross domestic product growth will likely average around 1.5% to 2% in the second half of the year, after exceeding 3% for most of the past year. Observing the Institute for Supply Management (ISM) manufacturing index declining toward 50 (an index score below 50 indicates manufacturing activity is contracting) coupled with the positive correlation between the ISM index and the U.S. Treasury 10 year note indicates investors believe, at a minimum, that a slowdown is underway. The Leading Economic Indicators (LEI) index is also showing signs that an economic slowdown is underway. Again, note the positive correlation between the LEI index and the U.S. Treasury 10 year note.

The shape of the U.S. Treasury yield curve indicates that investors believe the economy is in the midst of an economic slowdown with the potential for a severe economic drawdown if the Federal Open Market Committee (FOMC) does not act to support the economic cycle by the way of a lower Federal Funds rate. Over the course of the first six months of 2019, the U.S. Treasury yield curve has gone from a positive yield curve (as measured by the U.S. 3 month bill to the U.S. 10 year note) to an inverted yield curve. Historically, an inverted yield curve has been a very strong indicator of a U.S. recession. However, the timing, magnitude, and duration of a recession is very uncertain. Fortunately, at its June meeting, the Fed signaled a willingness to cut rates in response to signs of economic weakness, presumably to avoid a recession. That suggests it’s likely there will be a rate cut in July or the near future to support our economic expansion.

For investors, it may look like we are back to a lower interest rate environment. The U.S. Treasury year note may bounce back to the 2.5% level if the economic news improves and trade tensions ease, but a move back to 3% seems unlikely in the near future. We continue to suggest investors focus on higher-credit-quality fixed income investments. Whether it’s an economic slowdown or a recession, we believe it’s important to avoid too much exposure to economic risks. Lower-credit-quality bonds, such as high-yield and emerging-market bonds, or leveraged loan funds, are more sensitive to the ups and downs of the economy as well as the stock market than U.S. Treasuries or investment-grade municipal and corporate bonds. Always remembering, fixed income investments provide important benefits, including income, diversification from equities, lower volatility, and the predictability of an income stream.

Conclusion

We opened this letter by referencing the quip, “Wall Street hates uncertainty.” But another proverb seemingly conflicts: “The market likes to climb a wall of worry.” Which is it? Could both be true? The answer is yes. A hated market is loved in retrospect, after it has climbed the wall of worry. It’s a bit like exercise—while it may not feel good in the moment, it does later. On the flip side, an unhealthy market is like eating fast-food; while it might feel good in the moment, the next few hours offer little but regret. Most people now are skittish and concerned; that’s a good thing.

While we are undoubtedly experiencing deceleration, unless the trade war drags on much longer, the long leading indicators remain positive. Sentiment is nowhere near the classic level of prior market tops. A data-driven approach undergirded by a relentless pursuit to see the world rejoice commends staying the course with this market, though there will likely be a few bumps in the next section of the road.

Grateful for your trust,

Finny Kuruvilla, MD, PhD

Dolores Bamford, CFA

This letter expresses the views of the Funds’ Adviser. There is no guarantee that such views are accurate or that outlook opinions expressed in this letter will come to pass. Specific companies mentioned are for performance attribution informational purposes only and should not be construed as buy or sell advice. The Adviser’s approach may not produce the desired results, and the Adviser’s ethical values screening criteria could cause it to underperform other firms that do not have such screening criteria.

Mutual Funds involve risk including the possible loss of principal.

Past performance does not guarantee future results. The Funds’ ethical values screening criteria could cause it to under-perform similar funds that do not have such screening criteria. The Funds can have risk related to option investing. There are special risks associated with investments in foreign companies including exposure to currency fluctuations, less efficient trading markets, political instability and differing auditing and legal standards.

The Eventide Gilead Fund & Eventide Healthcare & Life Sciences Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and they normally have a lower trading volume than larger companies. The Funds can also have risk associated with the biotechnology and pharmaceutical industry in which these companies may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the U.S. Food and Drug Administration. The Funds can invest in private companies. Private investments include various risks including but not limited to lack of liquidity, capital commitment risk, and valuation risk. Private companies may not be financially profitable and have uncertain futures, subjecting them to additional risks. Investors in the Gilead Fund should be aware that companies in the technology industries have different risks including but not limited to products becoming obsolete, and entrance of competing products.

Investors in the Eventide Multi-Asset Income Fund and Eventide Limited-Term Bond Fund should be aware that interest rates may change at any time based on government policy. In general, the price of a fixed income security falls when interest rates rise. A rise in interest rates may result in volatility and increased redemptions, which in turn could result in the fund being forced to liquidate portfolio securities at disadvantageous prices. Longer-term securities may be more sensitive to changes in interest rates. The Limited-Term Bond Fund’s weighted average effective portfolio duration may not exceed five years. The intermediate-term bond portion of the Multi-Asset Income Fund’s portfolio may represent 0% to 100% of the Fund’s portfolio with an average duration of between two and eight years. The Funds may invest in other funds. If other funds are utilized, such underlying funds are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, your cost of investing in the Funds will be higher than the cost of investing directly in underlying funds and may be higher than other mutual funds that do not invest in underlying funds. The Funds may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities. There are unique risks associated with REITs, preferred stocks, and convertible bonds that are covered in the Funds’ prospectus and SAI. The Eventide Limited-Term Bond Fund may invest in ETFs and inverse ETFs for hedging purposes. Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark.

The Eventide Multi-Asset Income Fund and Eventide Global Dividend Opportunities Fund can invest in MLPs and Yieldcos. MLPs carry unique risks including risks surrounding its tax status and risk pertaining to rising interest rates, both of which can negatively impact share price. Yieldcos carry different risks including Yieldco Sponsor Risk and cash flow risk. The Eventide Global Dividend Opportunities Fund can invest in Industrials and Utilities. Companies in the Industrial Sector carry various risks including, but not limited to, risk related to debt loads, intense competition, and sensitivity to economic cycles. Companies in the Utilities sector are subject to interest rate risk and cash flow risk. The Eventide Global Dividend Opportunities Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the prospectus, which can be obtained at www.eventidefunds.com or by calling 1-877-771-EVEN (3836). Please read the prospectus carefully before investing. Eventide Mutual Funds are distributed by Northern Lights Distributors, LLC, Member FINRA, which is not affiliated with Eventide Asset Management, LLC.

7067-NLD-8/23/2019

Eventide Gilead Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019 compared to its benchmarks:

				Since	Since	Since
	1 Year Return	5 Year Return	10 Year Return	Inception (a)	Inception (b)	Inception (c)
Class N	16.41%	12.51%	17.50%	15.50%	N/A	N/A
Class A without load	16.36%	12.45%	N/A	N/A	18.05%	N/A
Class A with 5.75% load	9.66%	11.12%	N/A	N/A	17.33%	N/A
Class C	15.51%	11.61%	N/A	N/A	17.15%	N/A
Class I	16.66%	12.74%	N/A	N/A	N/A	16.69%
S&P 500 Total Return Index **	10.42%	10.71%	14.70%	10.26%	13.67%	13.34%
Russell Midcap Growth Net Total Return Index ***	13.94%	11.10%	16.02%	11.11%	15.09%	14.42%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.67%, 2.42%, 1.62% and 1.42% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2019. Per the Fund’s most recent prospectus, total annual Fund expenses, including acquired fund fees, are 1.45%, 2.20%, 1.40%, and 1.20% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

***	The Russell Midcap Growth Total Return Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

(a)	Class N commenced operations on July 8, 2008.

(b)	Class A and Class C commenced operations on October 28, 2009.

(c)	Class I commenced operations on February 2, 2010.

Comparison of the Change in Value of a $100,000 Investment

Comparison of the Change in Value of a $10,000 Investment

Eventide Gilead Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
June 30, 2019

Holdings by Industry	% of Net Assets
Pharmaceuticals	17.7%
Software	14.0%
Internet	6.5%
Biotechnology	6.0%
Machinery-Diversified	5.0%
Advertising	4.1%
Semiconductors	4.0%
Building Materials	3.1%
Environmental Control	2.9%
Auto Parts & Equipment	2.9%
Other / Cash & Cash Equivalents	33.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Eventide Global Dividend Opportunities Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019 compared to its benchmarks:

		Since
	1 Year Return	Inception (a)
Class N	9.20%	4.03%
Class A without load	9.15%	3.92%
Class A with 5.75% load	2.86%	0.46%
Class C	8.34%	3.26%
Class I	9.40%	4.25%
MSCI All-Country World Index (Net) **	5.74%	6.32%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.20%, 1.95%, 1.15% and 0.95% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2019. Per the Fund’s most recent prospectus, total annual Fund expenses after waiver are 1.22%, 1.97%, 1.17%, and 0.97% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

**	The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All-Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Investors cannot invest directly in an index.

(a)	Eventide Global Dividend Opportunity Fund commenced operations on 9/29/2017.

Comparison of the Change in Value of a $100,000 Investment

Comparison of the Change in Value of a $10,000 Investment

Eventide Global Dividend Opportunities Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
June 30, 2019

Holdings by Industry	% of Net Assets
Real Estate Investment Trusts (REITs)	19.7%
Electric	13.5%
Energy-Alternate Sources	10.0%
Electronics	3.9%
Auto Parts & Equipment	3.9%
Machinery-Diversified	3.5%
Agriculture	3.4%
Semiconductors	3.3%
Telecommunications	3.2%
Environmental Control	3.0%
Other / Cash & Cash Equivalents	32.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Eventide Healthcare & Life Sciences Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019 compared to its benchmarks:

	1 Year Return	3 Year Return	5 Year Return	Since Inception (a)
Class N	10.51%	27.35%	17.40%	23.31%
Class A without load	10.40%	27.26%	17.33%	23.22%
Class A with 5.75% load	4.04%	24.77%	15.94%	22.10%
Class C	9.63%	26.32%	16.47%	22.32%
Class I	10.73%	27.59%	17.63%	23.54%
S&P 500 Total Return Index **	10.42%	14.19%	10.71%	14.20%
S&P Biotechnology Select Industry Index ***	(7.67)%	17.73%	11.52%	18.65%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses fo the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.68%, 2.43%, 1.63% and 1.43% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2019. Per the Fund’s most recent prospectus, total annual Fund expenses, including acquired fund fees, are 1.56%, 2.31%, 1.51%, and 1.31% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

***	The S&P Biotechnology Select Industry Index is designed to measure the performance of narrow GICS® sub-industries and is comprised of stock in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry. Investors cannot invest directly in an index.

(a)	Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.

Comparison of the Change in Value of a $100,000 Investment

Comparison of the Change in Value of a $10,000 Investment

Eventide Healthcare & Life Sciences Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
June 30, 2019

Holdings by Industry	% of Net Assets
Pharmaceuticals	55.3%
Biotechnology	39.6%
Holding Companies-Diversified	1.5%
Healthcare-Products	1.3%
Other / Cash & Cash Equivalents	2.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Eventide Limited-Term Bond Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019 compared to its benchmarks:

				Since	Since
	1 Year Return	3 Year Return	5 Year Return	Inception (a)	Inception (b)
Class N	N/A	N/A	N/A	N/A	4.64%
Class A without load	4.62%	1.53%	1.72%	2.80%	N/A
Class A with 5.75% load	(1.39)%	(0.47)%	0.52%	2.12%	N/A
Class C	N/A	N/A	N/A	N/A	4.24%
Class I	4.91%	1.48%	1.41%	2.26%	N/A
Bloomberg Barclays Intermediate US Aggregate Bond Index **	6.73%	2.03%	2.46%	2.70%	5.67%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.03%, 1.78%, 0.98% and 0.78% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2020. Per the Fund’s most recent prospectus, total annual Fund expenses after waiver are 1.04%, 1.79%, 0.99%, and 0.79% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

**	The Bloomberg Barclays Intermediate US Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S. Investors cannot invest directly in an index.

(a)	Class A and Class I commenced operations on July 28, 2010.

(b)	Class N and Class C commenced operations on December 14, 2018.

Comparison of the Change in Value of a $100,000 Investment

Comparison of the Change in Value of a $10,000 Investment

Eventide Limited-Term Bond Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
June 30, 2019

Holdings by Industry	% of Net Assets
U.S. Government Agencies and Obligations	18.5%
Agency Collateral CMO	10.6%
Insurance	9.7%
Real Estate Investment Trusts (REITS)	9.6%
Asset Backed Securities	5.9%
Retail	5.4%
Diversified Financial Services	5.3%
Semiconductors	4.0%
Telecommunications	2.8%
Computers	2.7%
Other / Cash & Cash Equivalents	25.5%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Eventide Multi-Asset Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019 compared to its benchmarks:

	1 Year Return	3 Year Return	Since Inception (a)
Class N	6.61%	5.65%	5.49%
Class A without load	6.56%	5.57%	5.42%
Class A with 5.75% load	0.48%	3.50%	3.85%
Class C	5.73%	4.76%	4.64%
Class I	6.81%	5.84%	5.69%
MSCI All-Country World Index (Net) **	5.74%	11.62%	7.29%
Eventide Multi-Asset Income Blended Index***	6.96%	7.98%	5.86%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.20%, 1.95%, 1.15% and 0.95% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2019. Per the Fund’s most recent prospectus, total annual Fund expenses after waiver were 1.24%, 1.99%, 1.19%, and 0.99% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

**	The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All-Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Investors cannot invest directly in an index.

***	The Eventide Multi-Asset Income Blended Index is comprised of 60% of the MSCI All-Country World Index and 40% of the Bloomberg Barclays Aggregate Bond Index. The Eventide Multi-Asset Income Blended Index rebalances its weightings on a monthly frequency. Investors cannot invest directly in an index.

(a)	Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

Comparison of the Change in Value of a $100,000 Investment

Comparison of the Change in Value of a $10,000 Investment

Eventide Multi-Asset Income Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
June 30, 2019

Holdings by Industry	% of Net Assets
Real Estate Investment Trusts	17.1%
Asset Backed Securities	16.9%
Electric	9.3%
Energy-Alternate Sources	5.4%
Banks	3.8%
Diversified Financial Services	3.3%
Telecommunications	3.3%
Insurance	2.9%
Agriculture	2.8%
Machinery-Diversified	2.6%
Other / Cash & Cash Equivalents	32.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Eventide Gilead Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value

	COMMON STOCK - 79.4%
	ADVERTISING - 4.1%
481,000	Trade Desk, Inc. [1]	$109,562,180

	AUTO PARTS & EQUIPMENT - 2.9%
257,000	Aptiv PLC	20,773,310
184,000	Lear Corp.	25,625,680
587,000	Magna International, Inc.	29,173,900
		75,572,890
	BIOTECHNOLOGY - 6.0%
275,000	Exact Sciences Corp. [1]	32,461,000
1,595,786	Magenta Therapeutics, Inc. [1]	23,537,844
430,000	Sage Therapeutics, Inc. [1]	78,728,700
1,575,000	Stemline Therapeutics, Inc. [1]	24,129,000
		158,856,544
	BUILDING MATERIALS - 3.1%
144,000	Lennox International, Inc.	39,600,000
305,000	Vulcan Materials Co.	41,879,550
		81,479,550
	COMMERCIAL SERVICES - 2.8%
111,000	Cintas Corp.	26,339,190
289,000	Macquarie Infrastructure Corp.	11,716,060
698,000	ServiceMaster Global Holdings, Inc. [1]	36,358,820
		74,414,070
	COMPUTERS - 1.0%
420,000	Varonis Systems, Inc. [1]	26,014,800

	DISTRIBUTION/WHOLESALE - 1.5%
610,000	IAA, Inc. [1]	23,655,800
610,000	KAR Auction Services, Inc.	15,250,000
		38,905,800
	ELECTRIC - 0.6%
736,000	Atlantica Yield PLC	16,685,120

	ELECTRONICS - 2.1%
67,000	Mettler-Toledo International, Inc. [1]	56,280,000

	ENERGY-ALTERNATE SOURCES - 0.8%
970,000	Pattern Energy Group, Inc.	22,397,300

	ENVIRONMENTAL CONTROL - 2.9%
804,000	Waste Connections, Inc.	76,846,320

	FOOD - 0.5%
4,300,540	SunOpta, Inc. [1]	14,148,777

	HEALTHCARE-PRODUCTS - 1.6%
102,900	IDEXX Laboratories, Inc. [1]	28,331,457
25,000	Intuitive Surgical, Inc. [1]	13,113,750
		41,445,207
	INTERNET - 6.5%
150,000	Okta, Inc. [1]	18,526,500
287,000	Palo Alto Networks, Inc. [1]	58,479,120
158,000	Proofpoint, Inc. [1]	18,999,500
514,777	Wayfair, Inc. [1]	75,157,442
		171,162,562
	IRON/STEEL - 0.9%
754,000	Steel Dynamics, Inc.	22,770,800

See accompanying notes to financial statements.

Eventide Gilead Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Fair Value

	COMMON STOCK - 79.4% (Continued)
	MACHINERY-DIVERSIFIED - 5.0%
214,000	Roper Technologies, Inc.	$78,379,640
658,000	Xylem, Inc.	55,035,120
		133,414,760
	PHARMACEUTICALS - 14.7%
1,801,000	Aimmune Therapeutics, Inc. [1]	37,496,820
1,123,000	Ascendis Pharma A/S [1]	129,313,450
1,344,376	Collegium Pharmaceutical, Inc. [1]	17,678,544
164,450	Entasis Therapeutics Holdings, Inc. [1]	1,060,702
618,646	Essa Pharma, Inc. [1,2,3]	1,439,899
2,045,218	Myovant Sciences Ltd. [1]	18,509,223
650,000	Sarepta Therapeutics, Inc. [1]	98,767,500
1,824,000	Zogenix, Inc. [1]	87,150,720
		391,416,858
	RETAIL - 2.1%
565,000	Lowe’s Companies, Inc.	57,014,150

	SEMICONDUCTORS - 4.0%
172,000	ASML Holding	35,763,960
555,000	Inphi Corp. [1]	27,805,500
227,000	Lam Research Corp.	42,639,680
		106,209,140
	SOFTWARE - 14.0%
1,000,000	Five9, Inc. [1]	51,290,000
317,000	HubSpot, Inc. [1]	54,054,840
515,000	Instructure, Inc. [1]	21,887,500
141,000	Paycom Software, Inc. [1]	31,967,520
645,000	Pluralsight, Inc. [1]	19,556,400
428,000	Splunk, Inc. [1]	53,821,000
690,000	Talend SA [1]	26,627,100
827,000	Twilio, Inc. [1]	112,761,450
		371,965,810
	TELECOMMUNICATIONS - 1.1%
117,000	Arista Networks, Inc. [1]	30,375,540

	TRANSPORTATION - 1.2%
540,000	XPO Logistics, Inc. [1]	31,217,400

	TOTAL COMMON STOCK (Cost $1,431,157,271)	2,108,155,578

	LIMITED PARTNERSHIPS - 1.3%
	ENERGY-ALTERNATIVE SOURCES - 1.3%
735,000	NextEra Energy Partners LP	35,463,750
	TOTAL LIMITED PARTNERSHIPS (Cost $20,723,054)	35,463,750

	PREFERRED STOCK - 3.0%
	PHARMACEUTICALS - 3.0%
179,406	Beta Bionic Series B/B2 [1,2,4,5,6]	27,269,712
426,152	Entasis Therapeutics Holdings, Inc. [1,2,4,5,6]	2,611,246
539,806	Magenta Therapeutics, Inc. [1,2,3,4,5,6]	7,564,032
3,982,940	Peloton Therapeutics, Inc. [1,2,4,5,6]	31,834,046
7,263,746	Pliant Therapeutics Series B [1,2,3,4,5,6]	9,499,999
	TOTAL PREFERRED STOCK (Cost $65,200,142)	78,779,035

See accompanying notes to financial statements.

Eventide Gilead Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Fair Value

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.5%
300,000	Crown Castle International Corp.	$39,105,000
80,000	Extra Space Storage, Inc.	8,488,000
635,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	17,894,300
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $40,777,903)	65,487,300

	SHORT-TERM INVESTMENTS - 4.7%
10,641,009	Fidelity Investments Money Market Fund - Institutional Class, 2.25% [7]	10,641,009
114,484,240	First American Government Obligations Fund - Institutional Class, 2.32% [7]	114,484,240
	TOTAL SHORT-TERM INVESTMENTS (Cost $125,125,249)	125,125,249

	TOTAL INVESTMENTS - 90.9% (Cost $1,682,983,619)	$2,413,010,912
	OTHER ASSETS IN EXCESS OF LIABILITIES - 9.1%	241,909,618
	TOTAL NET ASSETS - 100.0%	$2,654,920,530

LP - Limited Partnership

PLC - Public Limited Company

1.	Non-Income producing security.

2.	Illiquid security. Total value of all such securities as of June 30, 2019 amounted to $80,218,934 and represented 3.02% of Total Net Assets.

3.	Affiliated company - the Fund holds in excess of 5% of the outstanding voting securities of this company.

4.	Security fair valued as of June 30, 2019 in accordance with the procedures approved by the Board of Trustees. Total value of all such securities as June 30, 2019 amounted to $78,799,035, which represents approximately 2.97% of net assets of the Fund.

5.	Private investment.

6.	Restricted security. See Note 6.

7.	Interest rate reflects seven-day effective yield on June 30, 2019.

See accompanying notes to financial statements.

Eventide Global Dividend Opportunities Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value

	COMMON STOCK - 59.8%
	AGRICULTURE - 1.6%
4,700	Bunge Ltd.	$261,837

	AUTO MANUFACTURERS - 1.4%
9,100	Honda Motor Co. Ltd.	235,144

	AUTO PARTS & EQUIPMENT - 3.9%
5,100	Aptiv PLC	412,233
9,400	Cie Generale des Etablissements Michelin SCA	237,726
		649,959
	BANKS - 2.0%
13,000	First Hawaiian, Inc.	336,310

	BUILDING MATERIALS - 1.0%
4,000	Johnson Controls International PLC	165,240

	ELECTRIC - 13.5%
22,500	Atlantica Yield PLC	510,075
14,500	Brookfield Renewable Partners LP	501,555
11,900	EDP Renovaveis SA	121,558
33,500	Hydro One Ltd. [2]	581,091
1,600	NextEra Energy, Inc.	327,776
20,000	Red Electrica Corp.	207,710
		2,249,765
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.0%
18,800	Schneider Electric SE	340,092

	ELECTRONICS - 3.9%
16,000	ABB Ltd.	320,480
400	Mettler-Toledo International, Inc. [1]	336,000
		656,480
	ENERGY-ALTERNATE SOURCES - 6.2%
20,900	Pattern Energy Group, Inc.	482,581
16,700	TerraForm Power, Inc.	238,810
10,500	Vestas Wind Systems	302,505
		1,023,896
	ENGINEERING & CONSTRUCTION - 1.4%
9,400	Vinci SA	239,794

	ENVIORNMENTAL CONTROL - 3.0%
4,300	Waste Management, Inc.	496,091

	INSURANCE - 1.9%
12,700	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	318,008

	MACHINERY-DIVERSIFIED - 3.5%
13,591	FANUC Corp.	251,162
3,900	Xylem, Inc.	326,196
		577,358
	MISCELLANEOUS MANUFACTURING - 3.0%
2,100	Eaton Corp. PLC	174,888
2,500	Ingersoll-Rand PLC	316,675
		491,563
	OFFICE FURNISHINGS - 1.1%
4,200	Herman Miller, Inc.	187,740

	RETAIL - 2.2%
3,600	Lowe’s Companies, Inc.	363,276

See accompanying notes to financial statements.

Eventide Global Dividend Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Fair Value

	COMMON STOCK - 59.8% (Continued)
	SEMICONDUCTORS - 3.3%
1,000	ASML Holding NV	$207,930
1,700	NXP Semiconductors NV	165,937
4,300	Taiwan Semiconductor Manufacturing Co. Ltd.	168,431
		542,298
	SOFTWARE - 1.7%
300	Constellation Software, Inc.	282,987

	TELECOMMUNICATIONS - 3.2%
44,000	Nokia OYJ	220,440
33,000	Telefonaktiebolaget LM Ericsson	313,500
		533,940
	TOTAL COMMON STOCK (Cost $9,428,278)	9,951,778

	LIMITED PARTNERSHIPS - 3.8%
	ENERGY-ALTERNATIVE SOURCES - 3.8%
13,300	NextEra Energy Partners LP	641,725
	TOTAL LIMITED PARTNERSHIPS (Cost $575,940)	641,725

	PREFERRED STOCK - 4.1%
	AGRICULTURE - 1.8%
3,000	Bunge Ltd.	300,532

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.3%
320	Crown Castle International Corp.	384,592
	TOTAL PREFERRED STOCK (Cost $641,504)	685,124

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 17.4%
3,400	Alexandria Real Estate Equities, Inc.	479,706
3,000	Crown Castle International Corp.	391,050
600	Equinix, Inc.	302,574
4,100	Equity Residential	311,272
9,000	Granite Point Mortgage Trust, Inc.	172,710
15,300	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	431,154
10,000	HCP, Inc.	319,800
4,100	Prologis, Inc.	328,410
1,900	Welltower, Inc.	154,907
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $2,720,779)	2,891,583

	SHORT-TERM INVESTMENT - 0.6%
101,031	Fidelity Investments Money Market Fund - Institutional Class, 2.25% [3]	101,031
	TOTAL SHORT-TERM INVESTMENT (Cost $101,031)

	TOTAL INVESTMENTS - 85.7% (Cost $13,467,532)	$14,271,241
	OTHER ASSETS IN EXCESS OF LIABILITIES - 14.3%	2,373,151
	TOTAL NET ASSETS - 100.0%	$16,644,392

LP - Limited Partnership

PLC - Public Limited Company

1.	Non-Income producing security.

2.	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 3.49% of total net assets. The securities may be resold in transactions exempt from registration typically only to a qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

3.	Interest rate reflects seven-day effective yield on June 30, 2019.

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value

	COMMON STOCK - 91.0%
	BIOTECHNOLOGY - 39.6%
720,000	Adverum Biotechnologies, Inc. [1]	$8,560,800
1,950,000	Amicus Therapeutics, Inc. [1]	24,336,000
153,000	Argenx SE [1]	21,661,740
499,000	Audentes Therapeutics, Inc. [1]	18,892,140
928,891	Avrobio, Inc. [1]	15,103,768
823,000	BioHaven Pharmaceutical Holding Co. Ltd. [1]	36,039,170
36,000	Bluebird Bio, Inc. [1]	4,579,200
462,000	Blueprint Medicines Corp. [1]	43,580,460
803,839	Crinetics Pharmaceuticals, Inc. [1]	20,095,975
220,000	Exact Sciences Corp. [1]	25,968,800
966,000	Immunomedics, Inc. [1]	13,398,420
450,000	Karuna Therapeutics, Inc. [1]	9,009,000
37,807	Kiniksa Pharmaceuticals Ltd. [1]	511,907
485,000	MacroGenics, Inc. [1]	8,230,450
861,364	Magenta Therapeutics, Inc. [1]	12,705,119
335,000	Medicines Co. [1]	12,217,450
270,000	Orchard Therapeutics PLC [1]	3,777,300
994,314	Rocket Therapeutics, Inc. [1]	14,914,710
325,000	Sage Therapeutics, Inc. [1]	59,504,250
1,400,000	Savara, Inc. [1]	3,318,000
1,617,727	Stemline Therapeutics, Inc. [1]	24,783,577
400,000	Synthorx, Inc. [1]	5,404,000
401,558	Urovant Sciences Ltd. [1]	3,176,324
930,000	Veracyte, Inc. [1]	26,514,300
1,274,100	Xenon Pharmaceuticals, Inc. [1]	12,562,626
		428,845,486
	HEALTHCARE-PRODUCTS - 1.3%
169,000	Repligen Corp. [1]	14,525,550

	HOLDING COMPANIES-DIVERSIFIED - 1.5%
800,000	ARYA Sciences Acquisition Corp. [1,3]	8,552,000
680,000	Health Sciences Acquisitions Corp. [1]	7,208,000
		15,760,000
	PHARMACEUTICALS - 48.6%
974,000	Aimmune Therapeutics, Inc. [1]	20,278,680
575,648	Ascendis Pharma A/S [1]	66,285,867
462,852	Catalyst Biosciences, Inc. [1]	3,411,219
1,083,600	Collegium Pharmaceutical, Inc. [1]	14,249,340
228,063	Entasis Therapeutics Holdings, Inc. [1]	1,471,006
766,522	Essa Pharma, Inc. [1,2,3]	1,784,081
720,000	Fennec Pharmaceuticals, Inc. [1]	2,880,000
173,000	Galapagos NV [1]	22,304,890
535,000	Global Blood Therapeutics, Inc. [1]	28,141,000
175,000	GW Pharmaceuticals PLC	30,168,250
1,500,000	KalVista Pharmaceuticals, Inc. [1,3]	33,225,000
243,000	Mirati Therapeutics, Inc. [1]	25,029,000
1,236,000	Momenta Pharmaceuticals, Inc. [1]	15,388,200
621,000	MyoKardia, Inc. [1]	31,136,940
2,240,394	Myovant Sciences Ltd. [1]	20,275,566
353,000	Neurocrine Biosciences, Inc. [1]	29,803,790
743,000	Ra Pharmaceuticals, Inc. [1]	22,342,010
473,000	Sarepta Therapeutics, Inc. [1]	71,872,350
525,000	Sutro Biopharma, Inc. [1]	5,974,500

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares					Fair Value

	COMMON STOCK - 91.0% (Continued)
	PHARMACEUTICALS - 48.6% (Continued)
260,000	uniQure NV [1]				$20,319,000
300,000	Xencor, Inc. [1]				12,279,000
1,017,300	Zogenix, Inc. [1]				48,606,594
					527,226,283
	TOTAL COMMON STOCK (Cost $755,684,401)				986,357,319

	PREFERRED STOCK - 6.7%
	PHARMACEUTICALS - 6.7%
122,828	Beta Bionic Series B/B2 [1,2,4,5,6]				18,669,856
60,876	Entasis Therapeutics Holdings, Inc. [1,2,4,5,6]				373,018
5,000,000	Goldfinch Biopharma, Inc. [1,2,4,5,6]				4,750,000
686,234	Karuna Therapeutics, Inc. [1,2,4,5,6]				13,051,484
498,283	Magenta Therapeutics, Inc. [1,2,4,5,6]				6,982,191
1,528,871	Peloton Therapeutics, Inc. [1,2,4,5,6]				12,219,654
3,631,873	Pliant Therapeutics Series B [1,2,4,5,6]				4,750,000
2,624,396	Satsuma Pharmaceuticals, Inc. [1,2,4,5,6]				4,749,999
719,895	Sutro Biopharma, Inc. [1,2,3,4,5,6]				7,782,785
	TOTAL PREFERRED STOCK (Cost $61,700,115)				73,328,987

Contracts (7)		Counterparty	Expiration Date - Exercise Price	Notional Value
	PUT OPTIONS PURCHASED - 0.1%
8,000	SPDR S&P Biotech ETF	IB	8/16/2019 - $80	$64,000,000	920,000
100	SPDR S&P Biotech ETF	IB	9/20/2019 - $75	750,000	10,650
	TOTAL PUT OPTIONS PURCHASED (Cost $1,004,763)				930,650

Shares
	SHORT-TERM INVESTMENT - 0.3%
3,071,398	Fidelity Investments Money Market Fund - Institutional Class, 2.25% [8,9]				3,071,398
	TOTAL SHORT-TERM INVESTMENT (Cost $3,071,398)				3,071,398

	TOTAL INVESTMENTS - 98.1% (Cost $821,460,677)				$1,063,688,354
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9%				20,117,933
	TOTAL NET ASSETS - 100.0%				$1,083,806,287

IB - Interactive Brokers

PLC - Public Limited Company

1.	Non-Income producing security.

2.	Illiquid security. Total value of all such securities as of June 30, 2019 amounted to $75,113,068 and represented 6.93% of Total Net Assets.

3.	Affiliated company - the Fund holds in excess of 5% of the outstanding voting securities of this company.

4.	Security fair valued as of June 30, 2019 in accordance with the procedures approved by the Board of Trustees. Total value of all such securities as June 30, 2019 amounted to $73,328,987, which represents approximately 6.77% of net assets of the Fund.

5.	Private investment.

6.	Restricted security. See Note 6.

7.	Each contract is equivalent to 100 shares of the underlying common stock.

8.	Interest rate reflects seven-day effective yield on June 30, 2019.

9.	All or a portion of the security is segregated as collateral for options purchased.

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value

	PREFERRED STOCK - 7.2%
	BANKS - 1.0%
7,566	State Street Corp., 5.25%, Perpetual	$189,604

	ELECTRIC - 2.0%
7,473	Interstate Power & Light Co., 5.10%, Perpetual	189,665
6,680	Southern Co., 6.25%, Perpetual	177,488
		367,153
	REAL ESTATE INVESTMENT TRUSTS (REITs) - 3.1%
6,749	Annaly Capital Management, Inc., 7.63%, Perpetual	169,062
8,784	PS Business Parks, Inc., 5.25%, Perpetual	217,668
8,236	Public Storage, 5.38%, Perpetual	205,159
		591,889
	TRUCKING & LEASING - 1.1%
7,782	GATX Corp., 5.63%, 5/30/2021	210,114

	TOTAL PREFERRED STOCK (Cost $1,327,448)	1,358,760

Par Value

	CORPORATE BONDS - 45.8%
	BANKS - 1.3%
$250,000	BB&T Corp., 2.80%, 2/1/2021 [1]	249,758

	COMPUTERS - 2.7%
250,000	Apple, Inc., 3.00%, 6/20/2027	256,422
250,000	NetApp, Inc., 3.30%, 9/29/2024	254,680
		511,102
	DIVERSIFIED FINANCIAL SERVICES - 5.3%
250,000	E*TRADE Financial Corp., 4.50%, 6/20/2028	263,109
250,000	Eaton Vance Corp., 3.50%, 4/6/2027	258,734
250,000	Intercontinental Exchange, Inc., 4.00%, 10/15/2023	261,161
200,000	Legg Mason, Inc., 4.75%, 3/15/2026	214,363
		997,367
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
250,000	Emerson Electric Co., 2.63%, 12/1/2021	253,008

	HOUSEWARES - 1.4%
250,000	Tupperware Brands Co., 4.75%, 6/1/2021	256,832

	INSURANCE - 9.7%
250,000	Fidelity National Financial, Inc., 5.50%, 9/1/2022	270,674
250,000	Aflac, Inc., 2.88%, 10/15/2026	250,962
250,000	Primerica, Inc., 4.75%, 7/15/2022	263,338
250,000	American International Group, Inc., 4.88%, 6/1/2022	268,111
250,000	CNA Financial Corp., 3.95%, 5/15/2024	263,988
250,000	Old Republic International Corp., 4.88%, 10/1/2024	271,119
250,000	RenaissanceRe Holdings Ltd., 3.60%, 4/15/2029	256,852
		1,845,044
	MACHINERY - DIVERSIFIED - 1.4%
250,000	Roper Technolgies, Inc., 3.65%, 9/15/2023	260,578

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Par Value		Fair Value

	CORPORATE BONDS - 45.8% (Continued)
	REITS - 6.5%
$248,000	Boston Properties LP, 3.13%, 9/1/2023	$254,526
250,000	CubeSmart LP, 4.80%, 7/15/2022	263,676
250,000	Kimco Realty Corp., 3.20%, 5/1/2021	253,059
200,000	Prologis LP, 3.75%, 11/1/2025	213,961
250,000	Ventas Realty LP, 3.10%, 1/15/2023	254,576
		1,239,798
	RETAIL - 5.4%
250,000	AutoZone, Inc., 2.88%, 1/15/2023	252,721
250,000	AutoZone, Inc., 3.25%, 4/15/2025	255,614
250,000	Lowe’s Cos., Inc., 3.12%, 4/15/2022	255,016
250,000	O’Reilly Automotive, Inc., 3.60%, 9/1/2027	257,272
		1,020,623
	SEMICONDUCTORS - 4.0%
225,000	KLA-Tencor Corp., 4.65%, 11/1/2024	246,718
250,000	Lam Research Corp., 3.80%, 3/15/2025	264,042
250,000	NVIDIA Corp., 3.20%, 9/16/2026	255,933
		766,693
	SOFTWARE - 1.4%
250,000	Fiserv, Inc., 3.50%, 10/1/2022	257,699

	TELECOMMUNICATIONS - 2.8%
250,000	Juniper Networks, Inc., 4.50%, 3/15/2024	267,333
250,000	Verizon Communications, Inc., 3.88%, 2/8/2029	268,388
		535,721
	TRANSPORTATION - 2.6%
220,000	CH Robinson Worldwide, Inc., 4.20%, 4/15/2028	235,854
250,000	Kansas City Southern, 3.85%, 11/15/2023	260,382
		496,236

	TOTAL CORPORATE BONDS (Cost $8,445,345)	8,690,459

	MUNICIPAL BONDS - 7.6%
	DELAWARE - 0.2%
40,000	Delaware State Housing Authority, 2.75%, 12/1/2041	39,995

	ILLINOIS - 1.5%
265,000	Cook County Community High School District No 229 Oak Lawn, 3.00%, 12/1/2020	270,913

	KENTUCKY - 1.3%
250,000	Kentucky Housing Corp., 3.17%, 1/1/2020	251,039

	MARYLAND - 0.9%
160,000	Maryland Community Development Administration, 3.24%, 9/1/2048	161,578

	MASSACHUSETTS - 1.3%
55,000	Massachusetts Housing Finance Agency, 3.28%, 12/1/2020	55,908
180,000	Massachusetts Housing Finance Agency, 4.00%, 6/1/2039	189,992
		245,900
	PENNSYLVANIA - 1.1%
200,000	Pennsylvania Higher Educational Facilities Authority, 4.00%, 6/15/2023	212,820

	WASHINGTON - 1.3%
250,000	Port of Camas-Washougal WA, 2.00%, 12/1/2019	249,448

	TOTAL MUNICIPAL BONDS (Cost $1,417,648)	1,431,693

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Par Value		Fair Value
	AGENCY COLLATERAL CMO - 10.6%
$176,014	Fannie Mae Interest Strip, 3.00%, 11/25/2042	$178,703
29,596	Fannie Mae REMICS, 2.00%, 7/25/2037	29,645
45,453	Fannie Mae REMICS, 2.50%, 12/25/2028	45,688
234,731	Fannie Mae REMICS, 3.00%, 8/25/2036	238,269
250,000	Fannie Mae REMICS, 3.00%, 12/25/2040	255,192
210,025	Fannie Mae REMICS, 3.00%, 10/25/2042	214,193
174,474	Fannie Mae REMICS, 3.00%, 10/25/2042	178,810
193,623	Fannie Mae REMICS, 3.50%, 10/25/2042	202,980
73,391	Freddie Mac REMICS, 2.25%, 2/15/2028	73,404
190,801	Freddie Mac REMICS, 3.00%, 12/15/2044	196,448
264,904	Freddie Mac REMICS, 3.00%, 6/15/2046	271,015
120,814	Government National Mortgage Association, 3.50%, 7/20/2023	124,580
	TOTAL AGENCY COLLATERAL CMO (Cost $1,989,630)	2,008,927

	ASSET BACKED SECURITIES - 5.9%
187,178	FGLMC Collateral, 3.00%, 5/1/2046	189,855
163,714	FGLMC Collateral, 3.50%, 5/1/2046	168,883
14,145	FHLMC Collateral, 4.34%, 9/1/2022, H15T1Y +2.0950% [2]	14,179
877	FHLMC Collateral, 4.62%, 5/1/2038, Monthly US LIBOR +1.7500% [2]	918
2,919	FHLMC Collateral, 4.64%, 1/1/2024, H15T1Y +2.1390% [2]	2,933
4,475	FHLMC Collateral, 4.91%, 1/1/2024, H15T1Y +2.3920% [2]	4,584
173,846	FNMA Collateral, 3.00%, 6/1/2036	177,104
185,715	FNMA Collateral, 3.00%, 5/1/2046	188,265
1,634	FNMA Collateral, 4.36%, 9/1/2038, Monthly US LIBOR +1.6140% [2]	1,700
22,601	FNMA Collateral, 4.40%, 6/1/2036, Monthly US LIBOR +1.6510% [2]	23,778
4,064	FNMA Collateral, 4.42%, 8/1/2034, H15T1Y +2.1700% [2]	4,136
56,107	FNMA Collateral, 4.49%, 6/1/2036, H15T1Y +2.1800% [2]	56,279
16,604	FNMA Collateral, 4.79%, 3/1/2038, H15T1Y +2.1990% [2]	17,474
21,393	FNMA Collateral, 4.83%, 7/1/2036, Monthly US LIBOR +1.8920% [2]	22,668
912	GNMA Collateral, 6.50%, 1/15/2024	1,002
118	GNMA Collateral, 6.50%, 4/15/2026	129
120	GNMA Collateral, 7.00%, 9/15/2023	125
589	GNMA Collateral, 7.00%, 2/15/2024	590
6,377	GNMA Collateral, 7.00%, 4/15/2028	6,507
581	GNMA Collateral, 7.50%, 12/15/2023	586
1,234	GNMA2 Collateral, 3.63%, 4/20/2024, H15T1Y +1.5000% [2]	1,241
2,772	GNMA2 Collateral, 3.63%, 5/20/2024, H15T1Y +1.5000% [2]	2,833
3,219	GNMA2 Collateral, 3.75%, 7/20/2023, H15T1Y +1.5000% [2]	3,292
3,005	GNMA2 Collateral, 3.75%, 8/20/2023, H15T1Y +1.5000% [2]	3,074
2,290	GNMA2 Collateral, 3.75%, 9/20/2024, H15T1Y +1.5000% [2]	2,352
3,464	GNMA2 Collateral, 3.75%, 9/20/2024, H15T1Y +1.5000% [2]	3,558
2,670	GNMA2 Collateral, 3.75%, 7/20/2025, H15T1Y +1.5000% [2]	2,750
10,281	GNMA2 Collateral, 3.75%, 9/20/2030, H15T1Y +1.5000% [2]	10,451
24,430	GNMA2 Collateral, 3.75%, 7/20/2031, H15T1Y +1.5000% [2]	25,460
24,242	GNMA2 Collateral, 3.75%, 7/20/2036, H15T1Y +1.5000% [2]	24,938
22,455	GNMA2 Collateral, 3.75%, 8/20/2041, H15T1Y +1.5000% [2]	23,502
16,224	GNMA2 Collateral, 4.00%, 1/20/2023, H15T1Y +1.5000% [2]	16,538
11,658	GNMA2 Collateral, 4.00%, 1/20/2024, H15T1Y +1.5000% [2]	11,928
2,282	GNMA2 Collateral, 4.00%, 2/20/2024, H15T1Y +1.5000% [2]	2,335
2,451	GNMA2 Collateral, 4.00%, 3/20/2024, H15T1Y +1.5000% [2]	2,509
12,578	GNMA2 Collateral, 4.00%, 2/20/2025, H15T1Y +1.5000% [2]	12,919
27,619	GNMA2 Collateral, 4.00%, 1/20/2032, H15T1Y +1.5000% [2]	28,717
4,561	GNMA2 Collateral, 4.12%, 10/20/2022, H15T1Y +1.5000% [2]	4,582
2,993	GNMA2 Collateral, 4.12%, 12/20/2024, H15T1Y +1.5000% [2]	3,072
5,399	GNMA2 Collateral, 4.12%, 12/20/2024, H15T1Y +1.5000% [2]	5,455
3,437	GNMA2 Collateral, 4.12%, 12/20/2032, H15T1Y +1.5000% [2]	3,574
33,036	GNMA2 Collateral, 4.12%, 10/20/2034, H15T1Y +1.5000% [2]	34,415
	TOTAL ASSET BACKED SECURITIES (Cost $1,114,269)	1,111,190

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Par Value		Fair Value
	COMMERCIAL MORTGAGE BACKED SECURITIES - 0.9%
$175,106	Freddie Mac Multifamily Structured Pass Through Certificates, 1.58%, 4/25/2022	$173,644
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $174,271)	173,644

	U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 18.5%
500,000	Federal Agricultural Mortgage Corp., 2.68%, 2/1/2022	508,720
360,000	Federal Agricultural Mortgage Corp., 2.68%, 6/5/2024	360,109
300,000	Federal Farm Credit Banks, 2.35%, 2/12/2021	301,990
275,000	Federal Farm Credit Banks, 2.55%, 11/8/2023	275,005
300,000	Federal Farm Credit Banks, 2.62%, 3/28/2025	300,000
300,000	Federal Farm Credit Banks, 2.85%, 4/24/2025	300,007
250,000	Federal Farm Credit Banks, 2.93%, 1/3/2022	250,012
250,000	Federal Home Loan Banks, 2.25%, 10/24/2022	250,038
300,000	Federal Home Loan Banks, 2.50%, 5/30/2023	308,309
150,000	Federal Home Loan Mortgage Corp., 2.38%, 1/13/2022	152,254
225,000	Federal National Mortgage Association, 2.63%, 9/6/2024	233,601
250,000	Tennessee Valley Authority, 2.88%, 9/15/2024	259,570
	TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $3,497,082)	3,499,615

	TOTAL INVESTMENTS - 96.5% (Cost $17,965,693)	$18,274,288
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.5%	684,040
	TOTAL NET ASSETS - 100.0%	$18,958,328

H15T1Y - US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

1.	Variable rate, rate shown represents the rate at June 30, 2019.

2.	Floating rate, rate shown represents the rate at June 30, 2019.

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value

	COMMON STOCK - 28.7%
	AGRICULTURE - 1.2%
24,000	Bunge Ltd.	$1,337,040

	AUTO PARTS & EQUIPMENT - 1.7%
23,100	Aptiv PLC	1,867,173

	BANKS - 1.9%
81,000	First Hawaiian, Inc.	2,095,470

	BUILDING MATERIALS - 0.5%
13,400	Johnson Controls International PLC	553,554

	ELECTRIC - 6.4%
100,000	Atlantica Yield PLC	2,267,000
115,000	Hydro One Ltd. [1]	1,994,790
10,800	NextEra Energy, Inc.	2,212,488
70,000	Red Electrica Corp SA	726,985
		7,201,263
	ELECTRONICS - 1.1%
1,500	Mettler-Toledo International, Inc. [2]	1,260,000

	ENERGY-ALTERNATIVE SOURCES - 3.1%
82,300	Pattern Energy Group, Inc.	1,900,307
76,100	Terraform Power, Inc.	1,088,230
17,000	Vestas Wind Systems A/S	489,770
		3,478,307
	ENVIRONMENTAL CONTROL - 1.6%
15,200	Waste Management, Inc.	1,753,624

	INSURANCE - 1.0%
43,800	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,096,752

	MACHINERY-DIVERSIFIED - 1.6%
21,000	Xylem, Inc.	1,756,440

	MISCELLANEOUS MANUFACTURING - 2.6%
8,300	Eaton Corp. PLC	691,224
17,500	Engersoll-Rand PLC	2,216,725
		2,907,949
	OFFICE FURNISHINGS - 0.7%
17,100	Herman Miller, Inc.	764,370

	RETAIL - 1.2%
13,200	Lowe’s Companies, Inc.	1,332,012

	SEMICONDUCTORS - 0.6%
17,200	Taiwan Semiconductors Manufacturing Co., Ltd.	673,724

	SOFTWARE - 0.9%
1,100	Constellation Software, Inc.	1,037,619

	TELECOMMUNICATIONS - 2.6%
150,000	Nokia OYJ	751,500
227,000	Telefonaktiebolaget LM Ericsson	2,156,500
		2,908,000

	TOTAL COMMON STOCK (Cost $30,174,642)	32,023,297

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Fair Value

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 11.9%
13,800	Alexandria Real Estate Equities, Inc.	$1,947,042
16,000	Crowne Castle International Corp.	2,085,600
4,400	Equinix, Inc.	2,218,876
8,400	Equity Residential	637,728
49,100	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,383,638
51,600	HCP, Inc.	1,650,168
10,500	Liberty Property Trust	525,420
21,600	Prologis, Inc.	1,730,160
7,900	Ventas, Inc.	539,965
6,600	Welltower, Inc.	538,098
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $12,650,740)	13,256,695

	PREFERRED STOCK - 1.5%
	AGRICULTURE - 1.5%
16,200	Bunge, Ltd., 4.88%, Perpetual	1,622,871
	TOTAL PREFERRED STOCK (Cost $1,618,271)	1,622,871

	LIMITED PARTNERSHIPS - 5.3%
	ELECTRIC - 2.0%
65,000	Brookfield Renewable Partners LP	2,248,350

	ENERGY-ALTERNATIVE SOURCES - 2.3%
53,900	NextEra Energy Partners LP	2,600,675

	GAS - 1.0%
33,000	AmeriGas Partners LP	1,149,720

	TOTAL LIMITED PARTNERSHIPS (Cost $5,679,545)	5,998,745

Par Value

	CORPORATE BONDS - 26.0%
	ADVERTISING - 0.5%
$500,000	Outfront Media Capital LLC, 5.63%, 2/15/2024	516,250

	AGRICULTURE - 0.1%
100,000	Bunge Ltd Finance Corp., 3.50%, 11/24/2020	100,965

	BANKS - 1.9%
775,000	Bank of America Corp., 3.50%, 5/17/2022, Quarterly US LIBOR +0.6300% [4]	790,136
320,000	BB&T Corp., 2.63%, 6/29/2020	320,719
290,000	First Horizon National Corp., 3.50%, 12/15/2020	293,566
250,000	SCE Federal Credit Union, 2.75%, 7/24/2023, FCPR DLY -2.5000% [3,4]	254,947
175,000	Synovus Financial Corp., 3.13%, 11/1/2022	176,005
325,000	Toronto-Dominion Bank, 1.85%, 9/11/2020	324,117
		2,159,490
	BIOTECHNOLOGY - 1.2%
1,340,000	Medicines Co., 2.75%, 7/15/2023	1,346,940

	BUILDING MATERIALS - 1.4%
300,000	Fortune Brands Home & Security, Inc., 4.00%, 9/21/2023	315,983
151,000	Masco Corp., 5.95%, 3/15/2022	163,430
375,000	Masco Corp., 4.45%, 4/1/2025	399,645
420,000	Masonite International Corp., 5.63%, 3/15/2023 [1]	434,175
265,000	Vulcan Materials Co., 3.17%, 3/1/2021, Quarterly US LIBOR +0.6500% [5]	265,290
		1,578,523

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Par Value		Fair Value

	CORPORATE BONDS - 26.0% (Continued)
	COMMERCIAL SERVICES - 1.5%
$200,000	Ashtead Capital, Inc., 5.63%, 10/1/2024 [1]	$207,750
1,000,000	Local Initiatives Support Corp., 3.01%, 3/1/2022	1,014,306
450,000	United Rentals North America, Inc., 5.88%, 9/15/2026	480,938
		1,702,994
	COMPUTERS - 0.5%
550,000	Apple, Inc., 2.85%, 2/23/2023	563,565

	DIVERSIFIED FINANCIAL SERVICES - 3.3%
350,000	Air Lease Corp., 3.5%, 1/15/2022	358,548
700,000	E*TRADE Financial Corp., 2.95%, 8/24/2022	707,193
225,000	Eaton Vance Corp., 3.63%, 6/15/2023	234,335
1,894,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc., 4.13%, 9/1/2022	2,085,447
225,000	Intercontinental Exchange, Inc., 3.75%, 12/1/2025	240,668
		3,626,191
	ELECTRIC - 0.9%
350,000	Duke Energy Carolinas LLC, 3.35%, 5/15/2022	362,003
600,000	MidAmerican Energy Co., 3.10%, 5/1/2027	616,876
		978,879
	ENGINEERING & CONSTRUCTION - 0.4%
420,000	MasTec, Inc., 4.88%, 3/15/2023	427,350

	HEALTHCARE-PRODUCTS - 0.4%
400,000	Hill-Rom Holdings, Inc., 5.75%, 9/1/2023 [1]	414,420

	HOME BUILDERS - 0.1%
100,000	Lennar Corp., 4.75%, 4/1/2021	102,875

	INSURANCE - 1.9%
575,000	Aflac, Inc., 3.25%, 3/17/2025	594,684
625,000	Brown & Brown, Inc., 4.20%, 9/15/2024	660,528
250,000	Primerica, Inc., 4.75%, 7/15/2022	263,337
600,000	UNUM Group, 4.00%, 3/15/2024	626,190
		2,144,739
	INTERNET - 1.2%
750,000	Palo Alto Networks, Inc., 0.75%, 7/1/2023 1	793,930
525,000	VeriSign, Inc., 5.25%, 4/1/2025	562,406
		1,356,336
	IRON/STEEL - 0.4%
400,000	Steel Dynamics, Inc., 5.25%, 4/15/2023	407,500

	MACHINERY-DIVERSIFIED - 1.0%
400,000	Mueller Water Products, Inc., 5.50%, 6/15/2026 1	414,500
725,000	Roper Technologies, Inc., 3.80%, 12/15/2026	757,722
		1,172,222
	MULTI-NATIONAL - 0.3%
325,000	European Investment Bank, 2.50%, 10/15/2024	335,470

	PHARMACEUTICALS - 0.4%
500,000	Theratechnologies, Inc., 5.75%, 6/30/2023 [1,3,7]	457,500

	PRIVATE EQUITY - 0.9%
1,000,000	Hercules Capital, Inc., 4.63%, 10/23/2022	984,151

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Par Value		Fair Value

	CORPORATE BONDS - 26.0% (Continued)
	REAL ESTATE INVESTMENT TRUSTS (REITs) - 5.2%
$675,000	Alexandria Real Estate Equities, Inc., 3.80%, 4/15/2026	$710,144
600,000	Crown Castle International Corp., 5.25%, 1/15/2023	652,847
250,000	Crown Castle International Corp., 3.65%, 9/1/2027	257,678
250,000	Digital Realty Trust LP, 2.75%, 2/1/2023	249,928
500,000	Hat Holdings I LLC, 5.25%, 7/15/2024 1	511,250
100,000	HCP, Inc., 4.00%, 12/1/2022	104,741
250,000	HCP, Inc., 4.00%, 6/1/2025	264,562
200,000	Healthcare Trust of America, 2.95%, 7/1/2022	201,503
440,000	Highwoods Realty LP, 3.20%, 6/15/2021	443,245
650,000	Kilroy Realty LP, 4.75%, 12/15/2028	722,885
250,000	Mid-America Apartments LP, 3.60%, 6/1/2027	258,285
245,000	Public Storage, 2.37%, 9/15/2022	246,549
215,000	Simon Property Group LP, 3.75%, 2/1/2024	226,653
265,000	Tanger Properties, 3.88%, 7/15/2027	264,057
665,000	Welltower, Inc., 4.50%, 1/15/2024	714,555
		5,828,882
	RETAIL - 0.9%
450,000	AutoNation, Inc., 3.5%, 11/15/2024	450,756
160,000	AutoZone, Inc., 4.00%, 11/15/2020	163,021
425,000	Penske Auto Group, Inc., 5.75%, 10/1/2022	431,906
		1,045,683
	SOFTWARE - 0.4%
400,000	Open Text Corp., 5.88%, 6/1/2026 1	424,120

	TELECOMMUNICATIONS - 0.7%
750,000	Verizon Communications, Inc., 3.88%, 2/8/2029	805,165

	TEXTILES - 0.3%
300,000	Mohawk Industries, Inc., 3.85%, 2/1/2023	312,357

	TRANSPORTATION - 0.2%
188,000	XPO Logistics, Inc., 6.50%, 6/15/2022 1	192,230

	TOTAL CORPORATE BONDS (Cost $28,246,410)	28,984,797

	MUNICIPAL BONDS - 0.6%
	CALIFORNIA - 0.3%
200,000	City of Los Angeles CA Wastewater System Revenue, 3.69%, 6/1/2032	212,976
100,000	City of Napa CA Solid Waste Revenue, 2.33%, 8/1/2025	98,662
		311,638
	HAWAII - 0.1%
150,000	City & County of Honolulu, HI, 2.52%, 10/1/2026	152,128

	MASSACHUSETTS - 0.0%
30,000	Town of Lancaster, MA, 2.85%, 9/15/2019	30,004

	NEW YORK - 0.0%
25,000	City of Auburn, NY, 2.63%, 3/1/2020	24,946

	TEXAS - 0.2%
181,796	Dallas County Schools, 3.45%, 12/1/2022 [3]	178,160

	TOTAL MUNICIPAL BONDS (Cost $684,620)	696,876

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Par Value		Fair Value

	ASSET BACKED SECURITIES - 16.9%
$332,751	FGLMC Collateral, 4.00%, 5/1/2032	$346,883
645,318	FGLMC Collateral, 3.00%, 10/1/2032	660,279
922,997	FGLMC Collateral, 3.00%, 12/1/2032	942,426
506,335	FGLMC Collateral, 3.00%, 8/1/2043	515,533
799,930	FGLMC Collateral, 3.50%, 11/1/2044	828,058
167,516	FGLMC Collateral, 4.00%, 11/1/2044	175,634
384,915	FGLMC Collateral, 4.00%, 11/1/2045	403,035
1,009,365	FGLMC Collateral, 3.50%, 2/1/2048	1,040,442
364,192	FNMA Collateral, 3.50%, 6/1/2027	379,922
419,763	FNMA Collateral, 3.00%, 11/1/2032	429,243
422,492	FNMA Collateral, 4.00%, 7/1/2033	441,784
824,787	FNMA Collateral, 3.00%, 7/1/2043	839,664
961,279	FNMA Collateral, 2.50%, 10/1/2043	958,657
209,977	FNMA Collateral, 4.50%, 6/1/2044	225,596
991,184	FNMA Collateral, 3.00%, 12/1/2045	1,010,966
597,931	FNMA Collateral, 3.50%, 1/1/2046	616,889
1,167,770	FNMA Collateral, 3.00%, 11/1/2046	1,183,207
989,251	FNMA Collateral, 3.00%, 2/1/2047	1,006,553
410,723	FNMA Collateral, 3.50%, 9/1/2047	422,976
303,683	FNMA Collateral, 4.00%, 9/1/2047	316,509
399,372	FNMA Collateral, 4.00%, 11/1/2047	415,913
463,884	FNMA Collateral, 4.00%, 9/1/2048	481,602
1,016,705	FNMA Collateral, 4.00%, 11/1/2048	1,051,485
875,000	FNMA Collateral, 3.50%, 6/1/2049	896,042
995,853	FNMA Collateral, 3.50%, 6/1/2049	1,019,705
994,841	FNMA Collateral, 4.00%, 6/1/2049	1,030,520
965,770	GNMA2 Collateral, 3.00%, 1/20/2046	990,180
243,510	Option One Mortgage Loan Trust, 3.11%, 11/25/2034, Monthly US LIBOR +0.6800% [5]	235,171
	TOTAL ASSET BACKED SECURITIES (Cost $18,677,363)	18,864,874

	COMMERCIAL MORTGAGE BACKED SECURITIES - 0.9%
1,000,000	FHLMC Multifamily Structured Pass Through Certs, 2.94%, 4/25/2029	1,029,985
2,875	WFRBS Commercial Mortgage Trust 2014-LC14, 2.86%, 3/15/2047	2,872
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $1,032,927)	1,032,857

Shares
	SHORT-TERM INVESTMENTS - 0.1%
100,589	Fidelity Investments Money Market Fund - Institutional Class, 2.25% [6]	100,589
	TOTAL SHORT-TERM INVESTMENTS (Cost $100,589)	100,589

	TOTAL INVESTMENTS - 91.9% (Cost $98,865,107)	$102,581,601
	OTHER ASSETS IN EXCESS OF LIABILITIES - 8.1%	9,045,031
	TOTAL NET ASSETS - 100.0%	$111,626,632

FCPR - Federal Reserve Bank Prime Loan Rate

US LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

1.	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 5.24% of total net assets. The securities may be resold in transactions exempt from registration typically only to a qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

2.	Non-Income producing security.

3.	Illiquid security. Total value of all such securities as of June 30, 2019 amounted to $890,607 and represented 0.80% of Total Net Assets.

4.	Variable rate, rate shown represents the rate at June 30, 2019.

5.	Floating rate, rate shown represents the rate at June 30, 2019.

6.	Interest rate reflects seven-day effective yield on June 30, 2019.

7.	Restricted security

See accompanying notes to financial statements.

Eventide Funds
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2019

		Eventide	Eventide	Eventide	Eventide
	Eventide	Global Dividend	Healthcare	Limited-Term	Multi-Asset
	Gilead Fund	Opportunities Fund	& Life Sciences Fund	Bond Fund	Income Fund
ASSETS
Investment securities:
Unaffiliated investments at cost	$1,657,345,168	$13,467,532	$780,764,999	$17,965,693	$98,865,107
Affiliated investments at cost	25,638,451	—	40,695,678	—	—
Investments at cost	1,682,983,619	13,467,532	821,460,677	17,965,693	98,865,107
Unaffiliated investments at value	$2,394,506,982	$14,271,241	$1,012,344,488	$18,274,288	$102,581,601
Affiliated investments at value	18,503,930	—	51,343,866	—	—
Total investments at value	2,413,010,912	14,271,241	1,063,688,354	18,274,288	102,581,601
Cash held at custodian	239,999,000	2,359,611	20,508,862	363,917	9,054,381
Cash held at broker	14,871	—	3,855,981	—	102,989
Foreign currency at fair value (Cost $0, $4,643, $0, $0 and $15,940)	—	4,643	—	—	15,940
Receivable for securities sold	—	—	4,590,613	201,392	—
Receivable for Fund shares sold	4,819,755	10,540	1,299,781	107	122,313
Dividends and interest receivable	1,688,883	58,905	67,420	122,362	617,731
Due from Management	—	—	—	27,690	—
Prepaid expenses and other assets	170,835	20,374	148,286	11,732	48,681
TOTAL ASSETS	2,659,704,256	16,725,314	1,094,159,297	19,001,488	112,543,636

LIABILITIES
Payable for investments purchased	—	62,462	8,449,823	—	766,430
Payable for Fund shares repurchased	1,357,344	—	726,944	17,400	45,475
Management fees payable	2,152,975	2,557	971,572	—	35,725
Distribution (12b-1) fees payable	997,112	—	79,522	—	26,194
Payable to related parties	220,273	2,401	110,073	7,734	13,569
Accrued expenses and other liabilities	56,022	13,502	15,076	18,026	29,611
TOTAL LIABILITIES	4,783,726	80,922	10,353,010	43,160	917,004
NET ASSETS	$2,654,920,530	$16,644,392	$1,083,806,287	$18,958,328	$111,626,632

Composition of Net Assets:
Paid in capital	$1,840,803,080	$16,049,887	$842,066,761	$18,861,828	$107,605,795
Accumulated earnings	814,117,450	594,505	241,739,526	96,500	4,020,837
NET ASSETS	$2,654,920,530	$16,644,392	$1,083,806,287	$18,958,328	$111,626,632

See accompanying notes to financial statements.

Eventide Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2019

		Eventide	Eventide	Eventide	Eventide
	Eventide	Global Dividend	Healthcare	Limited-Term	Multi-Asset
	Gilead Fund	Opportunities Fund	& Life Sciences Fund	Bond Fund	Income Fund
Net Asset Value Per Share:
Class N Shares:
Net Assets	$639,372,256	$7,254,392	$147,468,062	$1,679,644	$17,103,617
Shares of beneficial interest outstanding (a)	15,312,787	699,702	4,153,324	161,757	1,569,699
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share (b)	$41.75	$10.37	$35.51	$10.38	$10.90

Class A Shares:
Net Assets	$274,058,982	$957,114	$143,406,590	$13,976,734	$8,816,693
Shares of beneficial interest outstanding (a)	6,592,359	$92,380	4,058,952	1,342,004	809,345
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$41.57	$10.36	$35.33	$10.41	$10.89
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$44.11	$10.99	$37.49	$11.05	$11.55

Class C Shares:
Net Assets	$266,000,702	$540,650	$87,772,670	$71,611	$6,193,536
Shares of beneficial interest outstanding (a)	6,933,108	52,256	2,616,831	6,903	570,115
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share (b)	$38.37	$10.35	$33.54	$10.37	$10.86

Class I Shares:
Net Assets	$1,475,488,590	$7,892,236	$705,158,965	$3,230,339	$79,512,786
Shares of beneficial interest outstanding (a)	34,647,738	761,337	19,598,005	303,673	7,297,005
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share (b)	$42.59	$10.37	$35.98	$10.64	$10.90

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Redemptions made in the Eventide Healthcare & Life Sciences Fund within 180 days of purchased may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Eventide Funds
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2019

		Eventide	Eventide
	Eventide	Global Dividend	Healthcare
	Gilead Fund	Opportunities Fund	& Life Sciences Fund

INVESTMENT INCOME
Dividend income	$16,109,117	$426,536	$81,457
Interest	6,001,779	27,331	887,680
Less: Foreign dividend withholding taxes	(283,242)	(21,929)	—
TOTAL INVESTMENT INCOME	21,827,654	431,938	969,137

EXPENSES
Management fees	21,358,277	92,217	9,387,179
Distribution (12b-1) fees:
Class N	946,693	11,606	234,264
Class A	640,237	1,710	353,003
Class C	2,375,750	3,892	791,014
Shareholder servicing fees	1,763,017	17,914	652,431
Administrative fees	761,135	21,772	316,570
Management services fees	580,241	7,035	237,399
Transfer agent fees	402,429	—	162,682
Printing and postage expenses	299,317	15,872	123,099
Custodian fees	103,087	9,456	44,033
Registration fees	70,775	16,580	59,350
Compliance officer fees	61,921	8,285	29,749
Insurance expense	55,341	277	19,090
Audit fees	27,069	12,250	19,296
Legal fees	14,717	10,776	17,079
Trustees fees and expenses	10,367	10,447	10,386
Other expenses	9,877	3,929	7,650
TOTAL EXPENSES	29,480,250	244,018	12,464,274
Less: Fees waived/reimbursed by the Manager	—	(106,626)	—
NET EXPENSES	29,480,250	137,392	12,464,274

NET INVESTMENT INCOME (LOSS)	(7,652,596)	294,546	(11,495,137)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Unaffiliated investments	148,875,766	(257,794)	39,071,218
Affiliated investments	3,984,503	—	(2,256,023)
Foreign currency transactions	—	130	—
Net realized gain (loss)	152,860,269	(257,664)	36,815,195
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	188,276,864	1,220,089	33,956,481
Affiliated investments (See Note 5)	4,480,607	—	13,192,945
Foreign currency translations	—	9	—
Net change in unrealized appreciation	192,757,471	1,220,098	47,149,426

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	345,617,740	962,434	83,964,621

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$337,965,144	$1,256,980	$72,469,484

See accompanying notes to financial statements.

Eventide Funds
STATEMENTS OF OPERATIONS (Continued)

	Eventide		Eventide
	Limited-Term		Multi-Asset
	Bond Fund		Income Fund
	Period Ended	Year Ended	Year Ended
	June 30, 2019 *	October 31, 2018	June 30, 2019

INVESTMENT INCOME
Dividend income	$68,109	$182,433	$2,997,339
Interest	308,192	499,496	1,302,069
Less: Foreign dividend withholding taxes	—	—	(137,130)
TOTAL INVESTMENT INCOME	376,301	681,929	4,162,278

EXPENSES
Management fees	69,340	97,779	786,595
Distribution (12b-1) fees:
Class N	726	—	32,527
Class A	26,889	51,547	25,486
Class C	175	—	61,942
Shareholder servicing fees	14,082	19,556	88,510
Administrative fees	14,127	61,343	85,705
Management services fees	5,874	—	34,052
Transfer agent fees	7,988	—	22,141
Printing and postage expenses	22,806	3,352	26,470
Custodian fees	6,716	10,590	14,140
Registration fees	17,575	33,561	65,780
Compliance officer fees	10,068	3,250	16,329
Insurance expense	1,321	5,271	3,357
Audit fees	12,511	19,340	14,250
Legal fees	21,792	19,669	16,420
Trustees fees and expenses	8,181	16,432	10,383
Other expenses	12,208	5,782	5,454
TOTAL EXPENSES	252,379	347,472	1,309,541
Less: Fees waived/reimbursed by the Manager	(125,332)	(78,638)	(164,563)
NET EXPENSES	127,047	268,834	1,144,978

NET INVESTMENT INCOME	249,254	413,095	3,017,300

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	(225,546)	20,293	(1,038,280)
Foreign currency transactions	—	—	530
Options written	—	—	101,592
Net realized gain (loss)	(225,546)	20,293	(936,158)
Net change in unrealized appreciation (depreciation) on:
Investments	888,995	(823,312)	4,132,884
Foreign currency translations	—	—	66
Options written	—	—	(702)
Net change in unrealized appreciation (depreciation)	888,995	(823,312)	4,132,248

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	663,449	(803,019)	3,196,090

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$912,703	$(389,924)	$6,213,390

*	Represents the period November 1, 2018 through June 30, 2019. See Note 1.

See accompanying notes to financial statements.

Eventide Gilead Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018

FROM OPERATIONS
Net investment loss	$(7,652,596)	$(3,047,221)
Net realized gain from investments	152,860,269	123,723,953
Net change in unrealized appreciation on investments	192,757,471	239,952,098
Net increase in net assets resulting from operations	337,965,144	360,628,830

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid*
Class N	(19,181,105)	—
Class A	(11,036,485)	—
Class C	(11,174,372)	—
Class I	(49,778,849)	—
Total distributions to shareholders	(91,170,811)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	283,714,905	113,401,263
Class A	71,224,916	72,619,847
Class C	42,656,431	36,504,235
Class I	590,634,269	570,848,828
Net asset value of shares issued in reinvestment of distributions:
Class N	17,616,852	—
Class A	9,444,593	—
Class C	10,688,375	—
Class I	43,608,403	—
Payments for shares repurchased:
Class N	(149,555,965)	(87,037,562)
Class A	(107,540,171)	(330,573,397)
Class C	(41,203,839)	(42,595,236)
Class I	(271,813,729)	(154,912,817)
Net increase in net assets from shares of beneficial interest	499,475,040	178,255,161

TOTAL INCREASE IN NET ASSETS	746,269,373	538,883,991

NET ASSETS
Beginning of Year	1,908,651,157	1,369,767,166
End of Year **	$2,654,920,530	$1,908,651,157

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 if any, have not been reclassified to conform to the current period presentation.

**	Net Assets- End of Year includes distributions in excess of net investment income of $8,691,059 as of June 30, 2018.

See accompanying notes to financial statements.

Eventide Gilead Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
SHARE ACTIVITY
Class N:
Shares Sold	7,209,971	3,209,669
Shares Reinvested	554,512	—
Shares Repurchased	(3,973,802)	(2,611,863)
Net increase in shares of beneficial interest outstanding	3,790,681	597,806

Class A:
Shares Sold	1,863,802	2,171,844
Shares Reinvested	298,501	—
Shares Repurchased	(2,852,133)	(10,016,679)
Net decrease in shares of beneficial interest outstanding	(689,830)	(7,844,835)

Class C:
Shares Sold	1,190,022	1,123,570
Shares Reinvested	364,542	—
Shares Repurchased	(1,170,881)	(1,361,735)
Net increase (decrease) in shares of beneficial interest outstanding	383,683	(238,165)

Class I:
Shares Sold	15,251,197	16,544,069
Shares Reinvested	1,347,186	—
Shares Repurchased	(7,149,015)	(4,462,320)
Net increase in shares of beneficial interest outstanding	9,449,368	12,081,749

See accompanying notes to financial statements.

Eventide Global Dividend Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	June 30, 2019	June 30, 2018 (1)

FROM OPERATIONS
Net investment income	$294,546	$163,769
Net realized loss from investments and foreign currency transactions	(257,664)	(33,871)
Net change in unrealized apprecaition (depreciation) on investments and foreign currency translations	1,220,098	(416,387)
Net increase (decrease) in net assets resulting from operations	1,256,980	(286,489)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class N	—	(105)
Class A	—	(31)
Class C	—	(1)
Class I	—	(2,777)
From net investment income:
Class N	—	(50,054)
Class A	—	(5,526)
Class C	—	(2,485)
Class I	—	(76,461)
Total Distributions Paid*
Class N	(101,646)	—
Class A	(12,211)	—
Class C	(4,671)	—
Class I	(120,018)	—
Return of Capital
Class N	(9,509)	—
Class A	(1,255)	—
Class C	(712)	—
Class I	(10,374)	—
Total distributions to shareholders	(260,396)	(137,440)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	3,220,015	5,050,076
Class A	483,883	551,480
Class C	242,845	306,964
Class I	4,188,086	7,643,281
Net asset value of shares issued in reinvestment of distributions:
Class N	102,075	48,672
Class A	11,364	4,950
Class C	4,547	2,109
Class I	111,418	58,861
Payments for shares repurchased:
Class N	(1,452,144)	(41,182)
Class A	(104,186)	(24,985)
Class C	(33,791)	—
Class I	(2,303,561)	(1,999,040)
Net increase in net assets from shares of beneficial interest	4,470,551	11,601,186

TOTAL INCREASE IN NET ASSETS	5,467,135	11,177,257

NET ASSETS
Beginning of Year	11,177,257	—
End of Year **	$16,644,392	$11,177,257

(1)	Eventide Global Dividend Opportunities Fund commenced on September 29, 2017.

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the period ended June 30, 2018 have not been reclassified to conform to the current period presentation.

**	Net Assets- End of Year includes distributions in excess of net investment income of $19,844 as of June 30, 2018.

See accompanying notes to financial statements.

Eventide Global Dividend Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Period Ended
	June 30, 2019	June 30, 2018 (1)
SHARE ACTIVITY
Class N:
Shares Sold	327,236	509,392
Shares Reinvested	10,114	5,060
Shares Repurchased	(147,976)	(4,124)
Net increase in shares of beneficial interest outstanding	189,374	510,328

Class A:
Shares Sold	48,924	54,962
Shares Reinvested	1,122	514
Shares Repurchased	(10,590)	(2,552)
Net increase in shares of beneficial interest outstanding	39,456	52,924

Class C:
Shares Sold	24,307	30,759
Shares Reinvested	447	219
Shares Repurchased	(3,476)	—
Net increase in shares of beneficial interest outstanding	21,278	30,978

Class I:
Shares Sold	427,285	759,832
Shares Reinvested	11,094	6,092
Shares Repurchased	(239,704)	(203,262)
Net increase in shares of beneficial interest outstanding	198,675	562,662

(1)	Eventide Global Dividend Opportunity Fund commenced on September 29, 2017

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018

FROM OPERATIONS
Net investment loss	$(11,495,137)	$(6,568,965)
Net realized gain from investments	36,815,195	56,679,781
Net change in unrealized appreciation on investments	47,149,426	138,590,933
Net increase in net assets resulting from operations	72,469,484	188,701,749

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class N	—	(624,786)
Class A	—	(1,368,392)
Class C	—	(760,491)
Class I	—	(3,062,320)
Total Distributions Paid*
Class N	(6,577,525)	—
Class A	(8,379,694)	—
Class C	(4,735,954)	—
Class I	(28,862,445)	—
Total distributions to shareholders	(48,555,618)	(5,815,989)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	111,518,855	53,266,051
Class A	53,413,055	42,580,063
Class C	21,411,134	16,551,930
Class I	451,558,943	224,461,571
Net asset value of shares issued in reinvestment of distributions:
Class N	5,875,000	560,992
Class A	7,320,069	1,233,805
Class C	4,327,837	688,515
Class I	20,077,410	2,465,608
Redemption fee proceeds:
Class N	133,522	93,846
Class A	162,429	60,964
Class C	89,870	2,859
Class I	584,898	42,399
Payments for shares repurchased:
Class N	(63,426,053)	(18,704,432)
Class A	(55,459,491)	(100,797,023)
Class C	(15,323,527)	(13,243,787)
Class I	(173,213,640)	(57,617,723)
Net increase in net assets from shares of beneficial interest	369,050,311	151,645,638

TOTAL INCREASE IN NET ASSETS	392,964,177	334,531,398

NET ASSETS
Beginning of Year	690,842,110	356,310,712
End of Year **	$1,083,806,287	$690,842,110

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current period presentation.

**	Net Assets - End of Year includes distributions in excess of net investment loss of $3,716,227 as of June 30, 2018.

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
SHARE ACTIVITY
Class N:
Shares Sold	3,230,281	1,719,131
Shares Reinvested	217,270	20,400
Shares Repurchased	(1,989,561)	(640,441)
Net increase in shares of beneficial interest outstanding	1,457,990	1,099,090

Class A:
Shares Sold	1,586,200	1,440,437
Shares Reinvested	271,919	45,029
Shares Repurchased	(1,675,230)	(3,555,179)
Net increase (decrease) in shares of beneficial interest outstanding	182,889	(2,069,713)

Class C:
Shares Sold	662,306	569,593
Shares Reinvested	168,726	26,080
Shares Repurchased	(487,717)	(489,643)
Net increase in shares of beneficial interest outstanding	343,315	106,030

Class I:
Shares Sold	13,180,549	7,479,883
Shares Reinvested	733,555	88,819
Shares Repurchased	(5,482,789)	(1,964,706)
Net increase in shares of beneficial interest outstanding	8,431,315	5,603,996

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	June 30, 2019 *	October 31, 2018	October 31, 2017

FROM OPERATIONS
Net investment income	$249,254	$413,095	$480,118
Net realized gain (loss) from investments	(225,546)	20,293	216,059
Net change in unrealized appreciation (depreciation) on investments	888,995	(823,312)	(229,249)
Net increase (decrease) in net assets resulting from operations	912,703	(389,924)	466,928

DISTRIBUTIONS TO SHAREHOLDERS
From investment income:
Class A	—	—	(467,005)
Class I #	—	—	(699)
Total Distributions Paid**
Class N	(9,360)	—	—
Class A	(247,907)	(448,233)	—
Class C	(384)	—	—
Class I #	(25,983)	(23,839)	—
Total distributions to shareholders	(283,634)	(472,072)	(467,704)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N ^	1,663,518	—	—
Class A	7,451,500	7,685,611	15,515,074
Class C ^	70,039	—	—
Class I #	2,769,902	682,738	464,926
Net asset value of shares issued in reinvestment of distributions:
Class N	9,360	—	—
Class A	244,945	441,196	431,401
Class C	384	—	—
Class I #	24,878	22,258	635
Redemption fee proceeds:	—	2,777	8,990
Payments for shares repurchased:
Class N	(18,905)	—	—
Class A	(11,455,342)	(15,592,123)	(14,426,820)
Class I #	(652,347)	(527,205)	(727,909)
Net increase (decrease) in net assets from shares of beneficial interest	107,932	(7,284,748)	1,266,297

TOTAL INCREASE (DECREASE) IN NET ASSETS	737,001	(8,146,744)	1,265,521

NET ASSETS
Beginning of Year/Period	18,221,327	26,368,071	25,102,550
End of Year/Period***	$18,958,328	$18,221,327	$26,368,071

*	Represents the period November 1, 2018 through June 30, 2019. See Note 1.

#	Effective May 30, 2017, Epiphany FFV Strategic Income Fund Class C shares reclassified as Class I shares. See Note 1.

**	Distributions from net investment income and net realized capital gains are combined for the period ended June 30, 2019 and year ended October 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended October 31, 2017 have not been reclassified to conform to the current year presentation.

^	Class N and Class C commenced operations on December 14, 2018.

***	Net Assets - End of Period includes distributions in excess of net investment loss of $43,948 as of October 31, 2017.

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	June 30, 2019 *	October 31, 2018	October 31, 2017
SHARE ACTIVITY
Class N: ^
Shares Sold	162,683	—	—
Shares Reinvested	908	—	—
Shares Repurchased	(1,834)	—	—
Net increase in shares of beneficial interest outstanding	161,757	—	—

Class A:
Shares Sold	734,713	751,487	1,493,788
Shares Reinvested	24,042	43,104	41,442
Shares Repurchased	(1,126,046)	(1,525,196)	(1,382,483)
Net increase (decrease) in shares of beneficial interest outstanding	(367,291)	(730,605)	152,747

Class C: ^
Shares Sold	6,866	—	—
Shares Reinvested	37	—	—
Net increase in shares of beneficial interest outstanding	6,903	—	—

Class I: #
Shares Sold	263,264	65,499	44,222
Shares Reinvested	2,376	2,140	61
Shares Repurchased	(62,305)	(50,869)	(69,264)
Net increase (decrease) in shares of beneficial interest outstanding	203,335	16,770	(24,981)

*	Represents the period November 1, 2018 through June 30, 2019. See Note 1.

^	Class N and Class C commenced operations on December 14, 2018.

#	Effective May 30, 2017, Epiphany FFV Strategic Income Fund Class C shares reclassified as Class I shares. See Note 1.

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018

FROM OPERATIONS
Net investment income	$3,017,300	$3,014,772
Net realized gain (loss) from investments, options written and foreign securities transactions	(936,158)	1,219,283
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	4,132,248	(4,656,953)
Net increase (decrease) in net assets resulting from operations	6,213,390	(422,898)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class N	—	(196,604)
Class A	—	(167,545)
Class C	—	(93,082)
Class I	—	(816,509)
From net investment income:
Class N	—	(476,692)
Class A	—	(451,854)
Class C	—	(174,572)
Class I	—	(2,210,456)
Total Distributions Paid*
Class N	(399,754)	—
Class A	(253,993)	—
Class C	(118,555)	—
Class I	(1,947,713)	—
Return of Capital
Class N	(155,049)	—
Class A	(85,762)	—
Class C	(46,297)	—
Class I	(778,430)	—
Total distributions to shareholders	(3,785,553)	(4,587,314)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	8,102,569	10,631,009
Class A	1,591,604	5,989,673
Class C	1,672,331	3,325,477
Class I	34,761,568	58,022,065
Net asset value of shares issued in reinvestment of distributions:
Class N	416,882	431,504
Class A	283,285	533,431
Class C	143,266	250,732
Class I	1,937,188	2,249,069
Payments for shares repurchased:
Class N	(8,751,525)	(4,136,644)
Class A	(5,104,721)	(14,366,242)
Class C	(2,432,488)	(2,465,535)
Class I	(35,732,040)	(23,748,552)
Net increase (decrease) in net assets from shares of beneficial interest	(3,112,081)	36,715,987

TOTAL INCREASE (DECREASE) IN NET ASSETS	(684,244)	31,705,775

NET ASSETS
Beginning of Year	112,310,876	80,605,101
End of Year **	$111,626,632	$112,310,876

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current period presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of $856,333 as of June 30, 2018.

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
SHARE ACTIVITY
Class N:
Shares Sold	767,481	970,838
Shares Reinvested	39,847	39,483
Shares Repurchased	(847,735)	(379,908)
Net increase (decrease) in shares of beneficial interest outstanding	(40,407)	630,413

Class A:
Shares Sold	151,463	542,424
Shares Reinvested	27,116	48,578
Shares Repurchased	(491,232)	(1,286,590)
Net decrease in shares of beneficial interest outstanding	(312,653)	(695,588)

Class C:
Shares Sold	160,219	302,924
Shares Reinvested	13,766	22,933
Shares Repurchased	(234,574)	(228,076)
Net increase (decrease) in shares of beneficial interest outstanding	(60,589)	97,781

Class I:
Shares Sold	3,331,275	5,238,905
Shares Reinvested	185,107	205,647
Shares Repurchased	(3,477,735)	(2,153,141)
Net increase in shares of beneficial interest outstanding	38,647	3,291,411

See accompanying notes to financial statements.

Eventide Gilead Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class N

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$37.80	$29.99	$23.38	$29.19	$24.74
Activity from investment operations:
Net investment loss (1)	(0.14)	(0.06)	(0.02)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	5.80	7.87	6.63	(5.42)	4.63
Total from investment operations	5.66	7.81	6.61	(5.52)	4.49
Less distributions from:
Net realized gains	(1.71)	—	—	(0.29)	(0.04)
Total distributions	(1.71)	—	—	(0.29)	(0.04)
Paid-in-Capital From Redemption Fees (1)	—	—	—	—	0.00 (5)
Net asset value, end of year	$41.75	$37.80	$29.99	$23.38	$29.19
Total return (2)	16.41%	26.04%	28.27%	(18.99)%	18.20%
Net assets, at end of year (000s)	$639,372	$435,526	$327,587	$355,450	$659,296
Ratio of net expenses to average net assets after expense reimbursement (3)	1.39%	1.39%	1.40%	1.39%	1.35%
Ratio of net investment loss to average net assets (3)(4)	(0.37)%	(0.16)%	(0.06)%	(0.36)%	(0.51)%
Portfolio Turnover Rate	38%	24%	26%	28%	21%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Eventide Gilead Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$37.66	$29.89	$23.32	$29.13	$24.69
Activity from investment operations:
Net investment loss (1)	(0.16)	(0.07)	(0.03)	(0.10)	(0.15)
Net realized and unrealized gain (loss) on investments	5.78	7.84	6.60	(5.42)	4.63
Total from investment operations	5.62	7.77	6.57	(5.52)	4.48
Less distributions from:
Net realized gains	(1.71)	—	—	(0.29)	(0.04)
Total distributions	(1.71)	—	—	(0.29)	(0.04)
Net asset value, end of year	$41.57	$37.66	$29.89	$23.32	$29.13
Total return (2)	16.36%	26.00%	28.17%	(19.03)%	18.15%
Net assets, at end of year (000s)	$274,059	$274,257	$452,153	$558,602	$692,671
Ratio of net expenses to average net assets after expense reimbursement or (3)	1.44%	1.44%	1.45%	1.44%	1.40%
Ratio of net investment loss to average net assets (3)(4)	(0.44)%	(0.21)%	(0.12)%	(0.41)%	(0.56)%
Portfolio Turnover Rate	38%	24%	26%	28%	21%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges.

(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Gilead Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$35.16	$28.12	$22.10	$27.83	$23.77
Activity from investment operations:
Net investment loss (1)	(0.41)	(0.31)	(0.21)	(0.27)	(0.34)
Net realized and unrealized gain (loss) on investments	5.33	7.35	6.23	(5.17)	4.44
Total from investment operations	4.92	7.04	6.02	(5.44)	4.10
Less distributions from:
Net realized gains	(1.71)	—	—	(0.29)	(0.04)
Total distributions	(1.71)	—	—	(0.29)	(0.04)
Paid-in-Capital From Redemption Fees (1)	—	—	—	—	0.00 (5)
Net asset value, end of year	$38.37	$35.16	$28.12	$22.10	$27.83
Total return (2)	15.51%	25.04%	27.24%	(19.63)%	17.25%
Net assets, at end of year (000s)	$266,001	$230,290	$190,858	$193,872	$184,202
Ratio of net expenses to average net assets after expense reimbursement (3)	2.19%	2.19%	2.20%	2.19%	2.15%
Ratio of net investment loss to average net assets (3)(4)	(1.17)%	(0.96)%	(0.86)%	(1.16)%	(1.31)%
Portfolio Turnover Rate	38%	24%	26%	28%	21%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Eventide Gilead Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class I

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$38.44	$30.43	$23.68	$29.50	$24.95
Activity from investment operations:
Net investment income (loss) (1)	(0.07)	0.01	0.04	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investments	5.93	8.00	6.71	(5.49)	4.68
Total from investment operations	5.86	8.01	6.75	(5.53)	4.59
Less distributions from:
Net realized gains	(1.71)	—	—	(0.29)	(0.04)
Total distributions	(1.71)	—	—	(0.29)	(0.04)
Paid-in-Capital From Redemption Fees (1)	—	—	—	—	0.00 (5)
Net asset value, end of year	$42.59	$38.44	$30.43	$23.68	$29.50
Total return (2)	16.66%	26.32%	28.51%	(18.82)%	18.45%
Net assets, at end of year (000s)	$1,475,489	$968,578	$399,169	$291,704	$401,133
Ratio of net expenses to average net assets after expense reimbursement (3)	1.19%	1.19%	1.20%	1.19%	1.15%
Ratio of net investment income (loss) to average net assets (3)(4)	(0.17)%	0.03%	0.14%	(0.16)%	(0.32)%
Portfolio Turnover Rate	38%	24%	26%	28%	21%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Eventide Global Dividend Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class N

	Year Ended June 30, 2019	Period Ended June 30, 2018 *

Net asset value, beginning of period	$9.66	$10.00
Activity from investment operations:
Net investment income (1)	0.22	0.33
Net realized and unrealized gain (loss) on investments	0.66	(0.52)
Total from investment operations	0.88	(0.19)
Less distributions from:
Net investment income	(0.16)	(0.14)
Net realized gains	—	(0.01)
Return of capital	(0.01)	—
Total distributions	(0.17)	(0.15)
Net asset value, end of period	$10.37	$9.66
Total return (2)	9.20%	(1.87	)% (3)
Net assets, at end of period (000s)	$7,254	$4,929
Ratio of gross expenses to average net assets before expense reimbursement (5)(6)	2.00%	3.30	% (4)
Ratio of net expenses to average net assets after expense reimbursement (6)	1.15%	1.15	% (4)
Ratio of net investment income to average net assets (6)	2.25%	4.43	% (4)
Portfolio Turnover Rate	50%	13	% (3)

*	Eventide Global Dividend Opportunity Fund commenced on September 29, 2017

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Not annualized.

(4)	Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(6)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Global Dividend Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class A

	Year Ended	Period Ended
	June 30, 2019	June 30, 2018 *

Net asset value, beginning of period	$9.65	$10.00
Activity from investment operations:
Net investment income (1)	0.22	0.27
Net realized and unrealized gain (loss) on investments	0.65	(0.47)
Total from investment operations	0.87	(0.20)
Less distributions from:
Net investment income	(0.15)	(0.14)
Net realized gains	—	(0.01)
Return of capital	(0.01)	—
Total distributions	(0.16)	(0.15)
Net asset value, end of period	$10.36	$9.65
Total return (2)	9.15%	(2.01	)% (3)
Net assets, at end of period (000s)	$957	$511
Ratio of gross expenses to average net assets before expense reimbursement (5)(6)	2.05%	3.35	% (4)
Ratio of net expenses to average net assets after expense reimbursement (6)	1.20%	1.20	% (4)
Ratio of net investment income to average net assets (6)	2.28%	3.58	% (4)
Portfolio Turnover Rate	50%	13	% (3)

*	Eventide Global Dividend Opportunity Fund commenced on September 29, 2017

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Not annualized.

(4)	Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(6)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Global Dividend Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class C

	Year Ended	Period Ended
	June 30, 2019	June 30, 2018 *

Net asset value, beginning of period	$9.66	$10.00
Activity from investment operations:
Net investment income (1)	0.15	0.25
Net realized and unrealized gain (loss) on investments	0.65	(0.49)
Total from investment operations	0.80	(0.24)
Less distributions from:
Net investment income	(0.10)	(0.09)
Net realized gains	—	(0.01)
Return of capital	(0.01)	—
Total distributions	(0.11)	(0.10)
Net asset value, end of period	$10.35	$9.66
Total return (2)	8.34%	(2.37	)% (3)
Net assets, at end of period (000s)	$541	$299
Ratio of gross expenses to average net assets before expense reimbursement (5)(6)	2.80%	4.10	% (4)
Ratio of net expenses to average net assets after expense reimbursement (6)	1.95%	1.95	% (4)
Ratio of net investment income to average net assets (6)	1.53%	3.39	% (4)
Portfolio Turnover Rate	50%	13	% (3)

*	Eventide Global Dividend Opportunity Fund commenced on September 29, 2017

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Not annualized.

(4)	Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(6)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Global Dividend Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class I

	Year Ended	Period Ended
	June 30, 2019	June 30, 2018 *

Net asset value, beginning of period	$9.67	$10.00
Activity from investment operations:
Net investment income (1)	0.24	0.26
Net realized and unrealized gain (loss) on investments	0.66	(0.43)
Total from investment operations	0.90	(0.17)
Less distributions from:
Net investment income	(0.19)	(0.15)
Net realized gains	—	(0.01)
Return of capital	(0.01)	—
Total distributions	(0.20)	(0.16)
Net asset value, end of period	$10.37	$9.67
Total return (2)	9.40%	(1.68	)% (3)
Net assets, at end of period (000s)	$7,892	$5,438
Ratio of gross expenses to average net assets before expense reimbursement (5)(6)	1.80%	3.10	% (4)
Ratio of net expenses to average net assets after expense reimbursement (6)	0.95%	0.95	% (4)
Ratio of net investment income to average net assets (6)	2.47%	3.35	% (4)
Portfolio Turnover Rate	50%	13	% (3)

*	Eventide Global Dividend Opportunity Fund commenced on September 29, 2017

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Not annualized.

(4)	Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(6)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class N

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	June 30,		June 30,		June 30,	June 30,	June 30,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$34.52		$23.41		$18.70	$26.15	$17.53
Activity from investment operations:
Net investment loss (1)	(0.46)		(0.40)		(0.30)	(0.30)	(0.31)
Net realized and unrealized gain (loss) on investments	3.39		11.87		5.01	(6.90)	8.91
Total from investment operations	2.93		11.47		4.71	(7.20)	8.60
Less distributions from:
Net realized gains	(1.98)		(0.37)		—	(0.29)	—
Total distributions	(1.98)		(0.37)		—	(0.29)	—
Paid-in-Capital From Redemption Fees (1)	0.04		0.01		0.00 (7)	0.04	0.02
Net asset value, end of year	$35.51		$34.52		$23.41	$18.70	$26.15
Total return (2)	10.38	% (6)	49.45	% (6)	25.19%	(27.64)%	49.23%
Net assets, at end of year (000s)	$147,468		$93,030		$37,369	$39,558	$42,632
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)(5)	1.49%		1.50%		1.54%	1.52%	1.50%
Ratio of net expenses to average net assets after expense reimbursement (4)(5)	1.49%		1.50%		1.54%	1.52%	1.53%
Ratio of net investment loss to average net assets (4)(5)	(1.38)%		(1.35)%		(1.42)%	(1.42)%	(1.46)%
Portfolio Turnover Rate	53%		43%		27%	28%	26%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	June 30,		June 30,		June 30,	June 30,	June 30,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$34.40		$23.33		$18.65	$26.09	$17.50
Activity from investment operations:
Net investment loss (1)	(0.48)		(0.40)		(0.31)	(0.31)	(0.32)
Net realized and unrealized gain (loss) on investments	3.35		11.83		4.99	(6.88)	8.89
Total from investment operations	2.87		11.43		4.68	(7.19)	8.57
Less distributions from:
Net realized gains	(1.98)		(0.37)		—	(0.29)	—
Total distributions	(1.98)		(0.37)		—	(0.29)	—
Paid-in-Capital From Redemption Fees (1)	0.04		0.01		0.00 (7)	0.04	0.02
Net asset value, end of year	$35.33		$34.40		$23.33	$18.65	$26.09
Total return (2)	10.24	% (6)	49.45	% (6)	25.09%	(27.64)%	49.09%
Net assets, at end of year (000s)	$143,407		$133,329		$138,722	$148,927	$148,921
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)(5)	1.54%		1.55%		1.59%	1.57%	1.55%
Ratio of net expenses to average net assets after expense reimbursement (4)(5)	1.54%		1.55%		1.59%	1.57%	1.58%
Ratio of net investment loss to average net assets (4)(5)	(1.43)%		(1.40)%		(1.47)%	(1.47)%	(1.51)%
Portfolio Turnover Rate	53%		43%		27%	28%	26%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	June 30,		June 30,		June 30,	June 30,	June 30,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$33.00		$22.57		$18.18	$25.62	$17.31
Activity from investment operations:
Net investment loss (1)	(0.69)		(0.60)		(0.45)	(0.46)	(0.48)
Net realized and unrealized gain (loss) on investments	3.17		11.39		4.84	(6.72)	8.77
Total from investment operations	2.48		10.79		4.39	(7.18)	8.29
Less distributions from:
Net realized gains	(1.98)		(0.37)		—	(0.29)	—
Total distributions	(1.98)		(0.37)		—	(0.29)	—
Paid-in-Capital From Redemption Fees (1)	0.04		0.01		0.00 (7)	0.03	0.02
Net asset value, end of year	$33.54		$33.00		$22.57	$18.18	$25.62
Total return (2)	9.50	% (6)	48.27	% (6)	24.15%	(28.15)%	48.01%
Net assets, at end of year (000s)	$87,773		$75,025		$48,916	$43,851	$40,277
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)(5)	2.29%		2.30%		2.34%	2.32%	2.30%
Ratio of net expenses to average net assets after expense reimbursement (4)(5)	2.29%		2.30%		2.34%	2.32%	2.33%
Ratio of net investment loss to average net assets (4)(5)	(2.18)%		(2.15)%		(2.22)%	(2.22)%	(2.26)%
Portfolio Turnover Rate	53%		43%		27%	28%	26%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class I

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	June 30,		June 30,		June 30,	June 30,	June 30,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$34.88		$23.60		$18.82	$26.26	$17.57
Activity from investment operations:
Net investment loss (1)	(0.40)		(0.34)		(0.26)	(0.26)	(0.27)
Net realized and unrealized gain (loss) on investments	3.44		11.98		5.04	(6.93)	8.94
Total from investment operations	3.04		11.64		4.78	(7.19)	8.67
Less distributions from:
Net realized gains	(1.98)		(0.37)		—	(0.29)	—
Total distributions	(1.98)		(0.37)		—	(0.29)	—
Paid-in-Capital From Redemption Fees (1)	0.04		0.01		0.00 (7)	0.04	0.02
Net asset value, end of year	$35.98		$34.88		$23.60	$18.82	$26.26
Total return (2)	10.60	% (6)	49.77	% (6)	25.40%	(27.46)%	49.46%
Net assets, at end of year (000s)	$705,159		$389,458		$131,304	$69,257	$70,382
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)(5)	1.29%		1.30%		1.34%	1.32%	1.30%
Ratio of net expenses to average net assets after expense reimbursement (4)(5)	1.29%		1.30%		1.34%	1.32%	1.33%
Ratio of net investment loss to average net assets (4)(5)	(1.19)%		(1.15)%		(1.23)%	(1.22)%	(1.26)%
Portfolio Turnover Rate	53%		43%		27%	28%	26%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

Class N
Period
Ended
June 30,
2019

Net asset value, beginning of period	$10.03
Activity from investment operations:
Net investment income (1)	0.12
Net realized and unrealized gain on investments	0.34
Total from investment operations	0.46
Less distributions from:
Net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$10.38
Total return (2)(3)	4.64%
Net assets, at end of period (000s)	$1,680
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	2.41%
Ratio of net expenses to average net assets after expense reimbursement (4)	0.98%
Ratio of net investment income to average net assets (4)	2.20%
Portfolio Turnover Rate (3)	60%

*	Eventide Limited-Term Bond Fund Class N commenced on December 14, 2018.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Not annualized.

(4)	Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

	Class A

	Period		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2019*		2018	2017	2016	2015**	2014

Net asset value, beginning of period	$10.06		$10.44	$10.48	$10.45	$10.62	$10.37
Activity from investment operations:
Net investment income (1)	0.14		0.19	0.19	0.21	0.17	0.20
Net realized and unrealized gain (loss) on investments	0.37		(0.35)	(0.04)	0.02	(0.07)	0.24
Total from investment operations	0.51		(0.16)	0.15	0.23	0.10	0.44
Less distributions from:
Net investment income	(0.16)		(0.20)	(0.19)	(0.20)	(0.25)	(0.19)
Net realized gains	—		(0.02)	—	—	(0.02)	—
Total distributions	(0.16)		(0.22)	(0.19)	(0.20)	(0.27)	(0.19)
Paid-in-Capital From Redemption Fees	—		0.00 (4)	0.00 (4)	0.00 (4)	0.00 (4)	0.00 (4)
Net asset value, end of period	$10.41		$10.06	$10.44	$10.48	$10.45	$10.62
Total return (2)	5.08	% (5)	(1.52)%	1.49%	2.25%	0.97%	4.23%
Net assets, at end of period (000s)	$13,977		$17,191	$25,479	$23,962	$21,972	$5,501
Ratio of gross expenses to average net assets before expense reimbursement (3)	2.09	% (6)	1.62%	1.58%	1.51%	1.63%	1.72%
Ratio of net expenses to average net assets after expense reimbursement	1.08	% (6)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	2.05	% (6)	1.89%	1.84%	1.99%	1.59%	1.88%
Portfolio Turnover Rate	60	% (5)	27%	49%	52%	43%	27%

*	Represents the period November 1, 2018 through June 30, 2019. See Note 1.

**	On June 1, 2015 Epiphany FFV Strategic Income Fund Class N shares were renamed Class A shares.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	Amount represents less than $0.01 per share.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

Class C
Period
Ended
June 30,
2019

Net asset value, beginning of period	$10.03
Activity from investment operations:
Net investment income (1)	0.07
Net realized and unrealized gain on investments	0.35
Total from investment operations	0.42
Less distributions from:
Net investment income	(0.08)
Total distributions	(0.08)
Paid-in-Capital From Redemption Fees (2)	—
Net asset value, end of period	$10.37
Total return (2)(3)	4.24%
Net assets, at end of period (000s)	$72
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	3.21%
Ratio of net expenses to average net assets after expense reimbursement (4)	1.78%
Ratio of net investment income to average net assets (4)	1.45%
Portfolio Turnover Rate (3)	60%

*	Eventide Limited-Term Bond Fund Class C commenced on December 14, 2018.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Not annualized.

(4)	Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

	Class I

	Period		Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended		Ended
	June 30,		October 31,		October 31,		October 31,		October 31,		October 31,
	2019*		2018		2017**		2016		2015		2014

Net asset value, beginning of period	$10.27		$10.63		$10.51		$10.40		$10.55		$10.31
Activity from investment operations:
Net investment income (1)	0.16		0.22		0.15		0.13		0.11		0.13
Net realized and unrealized gain (loss) on investments	0.38		(0.36)		(0.02)		0.02		(0.08)		0.24
Total from investment operations	0.54		(0.14)		0.13		0.15		0.03		0.37
Less distributions from:
Net investment income	(0.17)		(0.20)		(0.01)		(0.04)		(0.16)		(0.13)
Net realized gains	—		(0.02)		—		—		(0.02)		—
Total distributions	(0.17)		(0.22)		(0.01)		(0.04)		(0.18)		(0.13)
Paid-in-Capital From Redemption Fees	—		(0.00	) (4)	(0.00	) (4)	(0.00	) (4)	(0.00	) (4)	(0.00	) (4)
Net asset value, end of period	$10.64		$10.27		$10.63		$10.51		$10.40		$10.55
Total return (2)	5.30	% (5)	(1.31)%		1.20%		1.41%		0.33%		3.57%
Net assets, at end of period (000s)	$3,230		$1,030		$889		$1,141		$914		$603
Ratio of gross expenses to average net assets before expense reimbursement (3)	1.97	% (6)	1.38%		1.97%		2.26%		2.41%		2.48%
Ratio of net expenses to average net assets after expense reimbursement	0.81	% (6)	1.00%		1.64%		2.00%		2.00%		2.00%
Ratio of net investment income to average net assets	2.30	% (6)	2.10%		1.41%		1.24%		1.04%		1.28%
Portfolio Turnover Rate	60	% (5)	27%		49%		52%		43%		27%

*	Represents the period November 1, 2018 through June 30, 2019. See Note 1.

**	Effective May 30, 2017, Epiphany FFV Strategic Income Fund Class C shares were reclassified Class I shares.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	Amount represents less than $0.01 per share.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

	Class N

	Year	Year		Year	Period
	Ended	Ended		Ended	Ended
	June 30,	June 30,		June 30,	June 30,
	2019	2018		2017	2016*

Net asset value, beginning of period	$10.58	$11.05		$10.32	$10.00
Activity from investment operations:
Net investment income (1)	0.28	0.34		0.26	0.27
Net realized and unrealized gain (loss) on investments	0.39	(0.30)		0.79	0.21
Total from investment operations	0.67	0.04		1.05	0.48
Less distributions from:
Net investment income	(0.22)	(0.36)		(0.29)	(0.15)
Net realized gains	(0.03)	(0.15)		(0.03)	(0.01)
Return of capital	(0.10)	—		—	—
Total distributions	(0.35)	(0.51)		(0.32)	(0.16)
Net asset value, end of period	$10.90	$10.58		$11.05	$10.32
Total return (2)	6.61%	0.29%		10.29%	4.79	% (7)
Net assets, at end of period (000s)	$17,104	$17,028		$10,823	$3,899
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	1.30%	1.29	% (5)	1.37%	2.06	% (8)
Ratio of net expenses to average net assets after expense reimbursement (4)	1.15%	1.16	% (5)	1.15%	1.15	% (8)
Ratio of net investment income to average net assets (4)(6)	2.71%	3.05	% (5)	2.46%	2.82	% (8)
Portfolio Turnover Rate	79%	29%		38%	18	% (7)

*	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

	Class A

	Year	Year		Year	Period
	Ended	Ended		Ended	Ended
	June 30,	June 30,		June 30,	June 30,
	2019	2018		2017	2016*

Net asset value, beginning of period	$10.57	$11.05		$10.32	$10.00
Activity from investment operations:
Net investment income (1)	0.28	0.30		0.25	0.27
Net realized and unrealized gain (loss) on investments	0.39	(0.28)		0.79	0.20
Total from investment operations	0.67	0.02		1.04	0.47
Less distributions from:
Net investment income	(0.22)	(0.35)		(0.28)	(0.14)
Net realized gains	(0.03)	(0.15)		(0.03)	(0.01)
Return of capital	(0.10)	—		—	—
Total distributions	(0.35)	(0.50)		(0.31)	(0.15)
Net asset value, end of period	$10.89	$10.57		$11.05	$10.32
Total return (2)	6.56%	0.15%		10.23%	4.74	% (7)
Net assets, at end of period (000s)	$8,817	$11,864		$20,080	$8,124
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	1.35%	1.34	% (5)	1.42%	2.13	% (8)
Ratio of net expenses to average net assets after expense reimbursement (4)	1.20%	1.21	% (5)	1.20%	1.20	% (8)
Ratio of net investment income to average net assets (4)(6)	2.63%	2.74	% (5)	2.33%	2.82	% (8)
Portfolio Turnover Rate	79%	29%		38%	18	% (7)

*	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

	Class C

	Year	Year		Year	Period
	Ended	Ended		Ended	Ended
	June 30,	June 30,		June 30,	June 30,
	2019	2018		2017	2016*

Net asset value, beginning of period	$10.55	$11.03		$10.30	$10.00
Activity from investment operations:
Net investment income (1)	0.20	0.24		0.18	0.19
Net realized and unrealized gain (loss) on investments	0.38	(0.29)		0.77	0.22
Total from investment operations	0.58	(0.05)		0.95	0.41
Less distributions from:
Net investment income	(0.16)	(0.28)		(0.19)	(0.10)
Net realized gains	(0.03)	(0.15)		(0.03)	(0.01)
Return of capital	(0.08)	—		—	—
Total distributions	(0.27)	(0.43)		(0.22)	(0.11)
Net asset value, end of period	$10.86	$10.55		$11.03	$10.30
Total return (2)	5.73%	(0.49)%		9.29%	4.08	% (7)
Net assets, at end of period (000s)	$6,194	$6,654		$5,881	$2,424
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	2.10%	2.09	% (5)	2.17%	2.81	% (8)
Ratio of net expenses to average net assets after expense reimbursement (4)	1.95%	1.96	% (5)	1.95%	1.95	% (8)
Ratio of net investment income to average net assets (4)(6)	1.90%	2.19	% (5)	1.63%	1.99	% (8)
Portfolio Turnover Rate	79%	29%		38%	18	% (7)

*	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

	Class I

	Year	Year		Year	Period
	Ended	Ended		Ended	Ended
	June 30,	June 30,		June 30,	June 30,
	2019	2018		2017	2016*

Net asset value, beginning of period	$10.58	$11.05		$10.33	$10.00
Activity from investment operations:
Net investment income (1)	0.31	0.36		0.28	0.28
Net realized and unrealized gain (loss) on investments	0.38	(0.31)		0.78	0.22
Total from investment operations	0.69	0.05		1.06	0.50
Less distributions from:
Net investment income	(0.23)	(0.37)		(0.31)	(0.16)
Net realized gains	(0.03)	(0.15)		(0.03)	(0.01)
Return of capital	(0.11)	—		—	—
Total distributions	(0.37)	(0.52)		(0.34)	(0.17)
Net asset value, end of period	$10.90	$10.58		$11.05	$10.33
Total return (2)	6.81%	0.47%		10.47%	5.03	% (7)
Net assets, at end of period (000s)	$79,513	$76,764		$43,821	$18,081
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	1.10%	1.09	% (5)	1.17%	1.81	% (8)
Ratio of net expenses to average net assets after expense reimbursement (4)	0.95%	0.96	% (5)	0.95%	0.95	% (8)
Ratio of net investment income to average net assets (4)(6)	2.92%	3.32	% (5)	2.62%	2.94	% (8)
Portfolio Turnover Rate	79%	29%		38%	18	% (7)

*	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

Eventide Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2019

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of forty series. These financial statements include the following series: Eventide Gilead Fund, Eventide Global Dividend Opportunities Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and the Eventide Multi-Asset Income Fund (each a “Fund” or collectively the “Funds”). Each Fund is a diversified series of the Trust. The Funds investment manager is Eventide Asset Management, LLC (the “Manager”).

Eventide Gilead Fund commenced operations on July 8, 2008. The Fund’s investment objective is to achieve long-term capital appreciation.

Eventide Global Dividend Opportunities Fund commenced operations on September 29, 2017. The Fund’s investment objectives are dividend income and long-term capital appreciation. The Fund’s secondary objective is dividend growth.

Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012. The Fund’s investment objective is to achieve long-term capital appreciation.

Eventide Limited-Term Bond Fund (formerly Epiphany FFV Strategic Income Fund) Class A and Class I shares commenced operations on July 28, 2010. On March 29, 2017, the Board of Trustees of Epiphany Funds voted to reclassify (the “Conversion”) all outstanding Class C Shares of the Epiphany FFV Strategic Income Fund to Class I shares to be effective on May 30, 2017 (the “Conversion Date”). On the Conversion Date, each Class C share was reclassified as a Class I shares equal in value to the Class C shares owned by that shareholder for the respective fund. The Eventide Limited-Term Bond Fund’s Class N and Class C shares commenced operations December 14, 2018. The Fund changed its fiscal year end from October 31 to June 30. The Fund’s investment objective is income.

Eventide Multi-Asset Income Fund commenced operations on July 15, 2015. The Fund’s investment objective is to seek current income while maintaining the potential for capital appreciation.

Each Fund offers four classes of shares, Class N, Class A, Class C and Class I. Each class differs as to sales and redemption charges and ongoing fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are an investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of trustees of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

Eventide Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2019 for the Funds’ assets measured at fair value:

Eventide Gilead Fund

Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stock (b)	$2,108,155,578	$—	$—	$2,108,155,578
Limited Partnerships	35,463,750	—	—	35,463,750
Preferred Stock	—	10,175,278	68,603,757	78,779,035
Real Estate Investment Trusts (REITs)	65,487,300	—	—	65,487,300
Short-Term Investments	125,125,249	—	—	125,125,249
Total	$2,334,231,877	$10,175,278	$68,603,757	$2,413,010,912

Eventide Global Dividend Opportunities Fund

Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stock (b)	$9,951,778	$—	$—	9,951,778
Limited Partnerships	641,725	—	—	641,725
Preferred Stock	685,124	—	—	685,124
Real Estate Investment Trusts (REITs)	2,891,583	—	—	2,891,583
Short-Term Investment	101,031	—	—	101,031
Total	$14,271,241	$—	$—	$14,271,241

Eventide Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Eventide Healthcare & Life Sciences Fund

Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stock (b)	$986,357,319	$—	$—	$986,357,319
Preferred Stock	—	28,189,478	45,139,509	73,328,987
Put Options Purchased	920,000	10,650	—	930,650
Short-Term Investment	3,071,398	—	—	3,071,398
Total	$990,348,717	$28,200,128	$45,139,509	$1,063,688,354

Eventide Limited-Term Bond Fund

Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Preferred Stock	$1,358,760	$—	$—	$1,358,760
Corporate Bonds	—	8,690,459	—	8,690,459
Municipal Bonds	—	1,431,693	—	1,431,693
Agency Collateral CMO	—	2,008,927	—	2,008,927
Asset Backed Securities	—	1,111,190	—	1,111,190
Commercial Mortgage Backed Securities	—	173,644	—	173,644
U.S. Government Agencies And Obligations	—	3,499,615	—	3,499,615
Total	$1,358,760	$16,915,528	$—	$18,274,288

Eventide Multi-Asset Income Fund

Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stock (b)	$32,023,297	$—	$—	$32,023,297
Real Estate Investment Trusts (REITs)	13,256,695	—	—	13,256,695
Preferred Stock	1,622,871	—	—	1,622,871
Limited Partnerships	5,998,745	—	—	5,998,745
Corporate Bonds	—	28,984,797	—	28,984,797
Municipal Bonds	—	696,876	—	696,876
Asset Backed Securities	—	18,864,874	—	18,864,874
Commercial Mortgage Backed Securities	—	1,032,857	—	1,032,857
Short-Term Investment	100,589	—	—	100,589
Total	$53,002,197	$49,579,404	$—	$102,581,601

(b) For a detailed break-out of investments by industry, please refer to the Portfolios of Investments.

Eventide Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

Eventide Gilead Fund

	Preferred Stock	Total
Beginning balance 6/30/2018	$4,625,906	$4,625,906
Total realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	16,028,725	16,028,725
Cost of purchases	52,575,032	52,575,032
Proceeds from sales	—	—
Dividend reinvest	—	—
Net transfers in/out of level 3	(4,625,906)	(4,625,906)
Ending balance 6/30/2019	$68,603,757	$68,603,757

Eventide Healthcare & Life Sciences Fund

	Preferred Stock	Total
Beginning balance 6/30/2018	$7,310,843	$7,310,843
Total realized gain (loss)	—	$—
Change in unrealized appreciation (depreciation)	5,314,496	$5,314,496
Cost of purchases	39,825,013	$39,825,013
Proceeds from sales	—	$—
Dividend reinvest	—	$—
Net transfers in/out of level 3	(7,310,843)	$(7,310,843)
Ending balance 6/30/2019	$45,139,509	$45,139,509

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Beta Bionic Series B preferred stock are as follows (1) recent investor transactions in the company (2) updates from the company including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Pliant Therapeutics Series B, Inc. preferred stock are as follows (1) recent investor transactions in the company (2) updates from the company including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Peloton Therapeutics, Inc. preferred stock are as follows (1) recent investor transactions in the company (2) updates from the company including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

Fair Value at June 30, 2019	Valuation Techniques	Unobservable Input	Impact to Valuation
$7.99	Anticipated sale price less discounts plus discounted cash flow of contingent future payments.	2.5 - 75% range for probability of success of milestones, with a per share discounted weighted average of $0.8168. 5% Liquidity Risk 5% Deal Risk	Increase (Decrease) in Rate of Success Ratio equals increases (decreases) value Increase (Decrease) in Credit Risk/ Liquidity Risk equals Decrease (Increase) in value

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Goldfinch Biopharma, Inc. preferred stock are as follows (1) recent investor transactions in the company (2) updates from the company including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Satsuma Pharmaceuticals, Inc. preferred stock are as follows (1) recent investor transactions in the company (2) updates from the company including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

Eventide Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

There was a change in fair valuation measurement inputs from Level 3 to Level 2 for two preferred stocks. Level 2 valuations became available based on the Fund receiving daily valuations via the underlying common stock.

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2019 was $16,028,725 and $5,314,496 for the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund, respectively.

b) Accounting for Options – When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

The manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the manager believes adverse market, political or other conditions are likely. The manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock (including securities of exchange traded funds (“ETFs”)) it may purchase at some point in the future. When the Funds purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The notional value of the derivative instruments outstanding as of June 30, 2019 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity of the Funds.

The effect of derivative instruments on the Statement of Assets & Liabilities for the year ended June 30, 2019 was as follows:

Eventide Healthcare & Life Sciences Fund

		Location of Derivative on Statement of	Fair Value of Asset
Derivative	Primary Risk Exposure	Assets and Liabilities	Derivative

Options Purchased	Equity Risk	Unaffiliated Investments at value	$930,650
Total			$930,650

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2019 was as follows:

Eventide Healthcare & Life Sciences Fund

			Realized and
Derivatives Not			Unrealized Loss on
Accounted for as			Liability Derivatives
Hedging Instruments		Location of Unrealized Loss on Derivatives	Recognized in
under GAAP	Primary Risk Exposure	Recognized in Income	Income

Options Purchased	Equity Risk	Net unrealized loss from unaffiliated investments	$(74,113)
Total			$(74,113)

Eventide Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Eventide Multi-Asset Income Fund

			Realized and
Derivatives Not			Unrealized Loss on
Accounted for as			Liability Derivatives
Hedging Instruments		Location of Unrealized Loss on Derivatives	Recognized in
under GAAP	Primary Risk Exposure	Recognized in Income	Income

Options Written	Equity Risk	Net realized gain (loss) from options written	$101,592
Options Written	Equity Risk	Net change in unrealized depreciation on options written	(702)
Total			$100,890

c) Federal Income Tax – The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended June 30, 2019, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2019, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016-2018, or expected to be taken in the Funds’ 2019 tax returns.

d) Distributions to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually for Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund. The Eventide Multi-Asset Income Fund and Eventide Limited-Term Bond Fund generally distribute net investment income monthly and the Eventide Global Dividend Opportunities Fund generally distributes net investment income quarterly. Distributable short-term and long-term capital gains, if any, are declared and distributed annually. The Eventide Multi-Asset Income Fund may distribute short-term capital gains monthly.

e) Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

f) Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

g) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h) Indemnification – The Trust indemnifies its offers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i) Redemption Fees and Sales Charges (loads) – A $15 fee may be charged for redemptions made by wire. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Class A shares purchased where the sales charge was waived, are subject to a CDSC of 1.00% on redemptions within 18 months of purchase. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2019, there were redemption fees of $0 paid to the Eventide Gilead Fund, Eventide Global Dividend Opportunity Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund and there were $0 in CDSC fees paid to the Distributor. For the year ended June 30, 2019, there were redemption fees of $970,719 paid to the Eventide Healthcare & Life Sciences Fund and there were $72 in CDSC fees paid to the Distributor.

Eventide Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

j) Cash and cash equivalents – Cash and cash equivalents are held with a financial institution. The asset of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2019, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Eventide Gilead Fund

Purchases	Sales
$928,901,380	$715,866,040

Eventide Global Dividend Opportunities Fund

Purchases	Sales
$8,795,445	$5,689,081

Eventide Healthcare & Life Sciences Fund

Purchases	Sales
$774,474,360	$432,055,446

Eventide Limited-Term Bond Fund *

Purchases	Sales
$10,666,913	$11,153,886

Eventide Multi-Asset Income Fund

Purchases	Sales
$80,356,807	$87,035,068

* For the period of November 1, 2018 through June 30, 2019.

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Eventide Asset Management, LLC (the “Manager”) acts as investment manager to the Funds pursuant to the terms of a management agreement between the Manager of the Trust (the “Management Agreement”). Since December 14, 2018, Eventide Asset Management, LLC serves as investment adviser to the Eventide Limited-Term Bond Fund. Prior to December 14, 2018, Trinity Fiduciary Partners, LLC (“Trinity”) served as the Epiphany FFV Strategic Income Fund (“Epiphany FFV Fund”) investment adviser. Trinity provided oversight of Dana Investment Advisors, Inc. (“Dana”), sub-adviser to the Epiphany FFV Fund. Boyd Watterson Asset Management, LLC serves as sub-adviser to a portion of the Eventide Multi-Asset Income Fund’s portfolio. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee equal to 1.00% and 1.10% of average net assets of the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund, respectively, 0.73% of average net assets of the Eventide Global Dividend Opportunities Fund and Eventide Multi-Asset Income Fund, and 0.60% of the Eventide Limited-Term Bond Fund, such fees to be computed daily based upon daily average net assets of the respective Fund. The Eventide Limited-Term Bond Fund paid to the Manager, as of the last day of each month, an annualized fee equal to 0.45% of average net assets prior to December 14, 2018. The Manager pays expenses incurred by it in connection with acting as investment manager to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended June 30, 2019, management fees of $21,358,277, $92,217, $9,387,179 and $786,595 were incurred by the Eventide Gilead Fund, Eventide Global Dividend Opportunity Fund, Eventide Healthcare & Life Sciences Fund, and Eventide Multi-Asset Income Fund, respectively, before the waiver

Eventide Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

and reimbursement described below. For the period of October 31, 2018 through December 14, 2018, management fees of $9,420 to Trinity were incurred by the Eventide Limited-Term Bond Fund, before the waiver and reimbursement described below. For the period of December 14, 2018 through June 30, 2019, management fees of $59,920 to Eventide Asset Management, LLC were incurred by the Eventide Limited-Term Bond Fund, before the waiver and reimbursement described below.

The Manager and the Trust have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) at 1.67%, 2.42%, 1.62% and 1.42% of the average daily net assets of Eventide Gilead Fund’s Class A, Class C, Class N and Class I, 1.20%, 1.95%, 1.15% and 0.95% of the average daily net assets of Eventide Global Dividend Opportunities Fund’s Class A, Class C, Class N and Class I, 1.68%, 2.43%, 1.63% and 1.43% of the average daily net assets and of Eventide Healthcare & Life Sciences Fund’s Class A, Class C, Class N and Class I, 1.03%, 1.78%, 0.98% and 0.78% of the average daily net assets of Eventide Limited-Term Bond Fund’s Class A, Class C, Class N and Class I respectively at least until October 31, 2020; and 1.20%, 1.95%, 1.15% and 0.95% of the average daily net assets of Eventide Multi-Asset Income Fund’s Class A, Class C, Class N and Class I, respectively at least until October 31, 2019 and prior to December 14, 2018, Trinity had contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses at 1.25% and 1.00% of the average daily net assets of Epiphany FFV Fund’s Class A and Class I. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three years following the year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the year ended June 30, 2019, the Manager waived management fees of $0 for each of the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund, waived/reimbursed fees of $106,626 from the Eventide Global Dividend Opportunity Fund and $164,563 from the Eventide Multi-Asset Income Fund pursuant to its contractual agreement. For the period of October 31, 2018 through December 14, 2018, the Trinity waived management fees of $13,550 from the Epiphany FFV Fund pursuant to its contractual agreement. For the period of December 14, 2018 through June 30, 2019, the Manager waived management fees of $111,782 from the Eventide Limited-Term Bond Fund pursuant to its contractual agreement. As of June 30, 2019, the Manager has waived/reimbursed expenses that may be recovered no later than June 30 of the years indicated below:

	2020	2021	2022
Eventide Global Dividend Opportunities Fund	$0	$90,311	$106,626
Eventide Multi-Asset Income Fund	$130,028	$124,623	$164,563

As of June 30, 2019, the Manager has waived/reimbursed expenses that may be recovered no later than June 30 of the years indicated below:

2022
Eventide Limited-Term Bond Fund	$111,782

The Eventide Gilead Fund and Healthcare & Life Sciences Fund do not have any expenses previously waived by the Manager that are subject to recapture and did not waive any further expenses during the year ended June 30, 2019.

The Trust has entered into a Management Services Agreement with MFund, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year/period ended June 30, 2019, the Eventide Gilead Fund, Eventide Global Dividend Opportunity Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund incurred $580,241, $7,035, $237,399, $5,874 and $34,052 for such fees, respectively.

The amounts due to MFund at June 30, 2019 for chief compliance officer services are listed in the Statements of Assets and Liabilities under “Compliance officer fees payable” and the amounts accrued for the year are shown in the Statements of Operations under “Compliance officer fees.”

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit

Eventide Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Fund’s pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Effective April 2015, pursuant to the Management Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares except Class I, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.25% per annum for the Class N shares, up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class N shares are currently paying 0.20% per annum of 12b-1 fees, Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees.

The 12b-1 fees may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the year/period ended June 30, 2019, the Distributor received $240,446, $3,609, $185,499, 241,536 and $6,686 in underwriter commissions from the sale of shares of the Fund from the Eventide Gilead Fund, Eventide Global Dividend Opportunity Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund, respectively.

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Represents aggregate cost for federal tax purposes, including options written, for the Eventide Funds as of June 30, 2019 and differs from market value by net unrealized appreciation/depreciation which consisted of:

		Gross Unrealized	Gross Unrealized	Total Unrealized
Fund	Aggregate Cost	Appreciation	Depreciation	Appreciation
Eventide Gilead Fund	$1,673,514,471	$800,371,791	$(60,875,350)	$739,496,441
Eventide Global Dividend Opportunities Fund	$13,414,370	$1,192,856	$(335,985)	$856,871
Eventide Healthcare & Life Sciences Fund	$828,045,621	$298,577,865	$(62,935,132)	$235,642,733
Eventide Limited-Term Bond Fund	$17,969,047	$337,178	$(31,937)	$305,241
Eventide Multi-Asset Income Fund	$98,274,901	$5,515,989	$(1,209,289)	$4,306,700

Eventide Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

The tax character of Fund distributions paid for the year ended June 30, 2019 and June 30, 2018 was as follows:

For the period ended June 30, 2019:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Eventide Gilead Fund	$—	$91,170,811	$—	$91,170,811
Eventide Global Dividend Opportunities Fund	238,546	—	21,850	260,396
Eventide Healthcare & Life Sciences Fund	24,202,535	24,353,083	—	48,555,618
Eventide Limited-Term Bond Fund	264,337	19,297	—	283,634
Eventide Multi-Asset Income Fund	2,420,976	299,039	1,065,538	3,785,553

For the period ended June 30, 2018:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Eventide Gilead Fund	$—	$—	$—	$—
Eventide Global Dividend Opportunities Fund	137,440	—	—	137,440
Eventide Healthcare & Life Sciences Fund	—	5,815,989	—	5,815,989
Eventide Multi-Asset Income Fund	3,189,422	1,397,892	—	4,587,314

The tax character of Fund distributions paid for the year ended October 31, 2018 was as follows:

For the year ended October 31, 2018:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Eventide Limited-Term Bond Fund	$472,072	$—	$—	$472,072

As of June 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Eventide Gilead Fund	$—	$80,389,858	$(5,768,849)	$—	$—	$739,496,441	$814,117,450
Eventide Global Dividend
Opportunities Fund	—	—	(156,752)	(105,616)	—	856,873	594,505
Eventide Healthcare & Life Sciences Fund	4,512,574	7,850,695	(6,266,476)	—	—	235,642,733	241,739,526
Eventide Limited-Term Bond Fund	29,148	—	(237,889)	—	—	305,241	96,500
Eventide Multi-Asset Income Fund	—	—	(285,735)	—	—	4,306,572	4,020,837

The difference between book basis and tax basis unrealized appreciation/depreciation, undistributed net investment income/losses and accumulated net realized gains/losses from investments is primarily attributable to the tax deferral of losses on wash sales, and tax adjustments for partnerships, trust preferred securities, real estate investment trusts, Section 305(c) deemed dividend distributions, C-corporation return of capital distributions, and mark-to-market on passive foreign investment companies.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds below incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Eventide Gilead Fund	$5,768,849
Eventide Healthcare & Life Sciences Fund	6,266,476

Eventide Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds below incurred and elected to defer such late year losses as follows:

Post October
Fund	Losses
Eventide Global Dividend Opportunities Fund	$156,752
Eventide Limited-Term Bond Fund	237,889
Eventide Multi-Asset Income Fund	285,735

At June 30, 2019, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carryforwards as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total
Eventide Global Dividend Opportunities Fund	$105,616	$—	$105,616

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of distributions reclassification and net operating losses, resulted in reclassifications for the Fund for the fiscal period ended June 30, 2019 as follows:

Paid
	In	Accumulated
Fund	Capital	Earnings (Losses)
Eventide Gilead Fund	$(9,300,371)	$9,300,371
Eventide Global Dividend Opportunities Fund	—	—
Eventide Healthcare & Life Sciences Fund	—	—
Eventide Limited-Term Bond Fund	—	—
Eventide Multi-Asset Income Fund	94,847	(94,847)

(5)	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund at June 30, 2019 are noted in the Fund Portfolio of Investments. Transactions during the period with companies which are affiliates are as follows:

Eventide Gilead Fund

						Net Increase/
	Value -				Dividends	Decrease in
	Beginning of	Beginning			Credited to	Appreciation		Value -End of
Description	Period	Shares	Purchases	Sales Proceeds	Income	(Depreciation)	Realized Gain	Period	Ending Shares
ESSA Pharma, Inc.	$941,123	248,974	$1,480,000	$—	$—	$(981,224)	$—	$1,439,899	618,646
ESSA Pharma, Inc. - Warrants	1,135,900	370,000	—	1,480,000	—	344,100	—	—	—
Magenta Therapeutics, Inc.	6,923,012	539,806	6,500,000	6,500,000	—	(3,343,483)	3,984,503	7,564,032	539,806
Pliant Therapeutics Series B	—	—	9,999,999	—	—	(500,000)	—	9,499,999	7,263,746
TOTAL	$9,000,035	1,158,780	$17,979,999	$7,980,000	$—	$(4,480,607)	$3,984,503	$18,503,930	8,422,198

Eventide Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Eventide Healthcare & Life Sciences Fund

						Net Increase/
	Value -				Dividends	Decrease in
	Beginning of	Beginning			Credited to	Appreciation	Realized Gain	Value -End of
Description	Period	Shares	Purchases	Sales Proceeds	Income	(Depreciation)	(Loss)	Period	Ending Shares
ARYA Sciences Acquisition Corp.	$—	—	$8,000,000	$—	$—	$552,000	$—	$8,552,000	800,000
ESSA Pharma, Inc.	880,726	232,996	2,136,000	—	—	(1,232,645)	—	1,784,081	766,522
ESSA Pharma, Inc. - Warrants	1,639,380	534,000	—	(2,136,000)	—	496,620	—	—	—
KalVista Phamaceuticals, Inc.	7,308,000	900,000	13,811,331	—	—	12,105,669	—	33,225,000	1,500,000
Sunesis Pharmaceuticals, Inc.	4,802,765	2,265,455	1,850,000	(4,566,758)	—	170,016	(2,256,023)	—	—
Sunesis Pharmaceuticals, Inc. - Warrants	31,500	112,500	—	—	—	(31,500)	—	—	—
Sutro Biopharma, Inc.	6,650,000	21,922,956	—	—	—	1,132,785	—	7,782,785	719,895
TOTAL	$21,312,371	25,967,907	$25,797,331	$(6,702,758)	$—	$13,192,945	$(2,256,023)	$51,343,866	3,786,417

(6)	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. Each Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. The Funds will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of a Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2019, the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund were invested in the following restricted securities:

Eventide Gilead Fund

	Initial
Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Beta Bionic Series B *	8/31/2018	179,406	$27,400,031	$27,269,712	1.0%
Entasis Therapeutics Holdings, Inc. *	3/29/2016	426,152	6,125,110	2,611,246	0.1%
Magenta Therapeutics, Inc. *	4/2/2018	539,806	6,500,000	7,564,032	0.3%
Peloton Therapeutics, Inc. *	2/14/2019	3,982,940	15,175,002	31,834,046	1.2%
Pliant Therapeutics Series B *	7/10/2018	7,263,746	9,999,999	9,499,999	0.4%

Eventide Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Eventide Healthcare & Life Sciences Fund

	Initial Acquisition
Security	Date	Shares	Cost	Value	% of Net Assets
Beta Bionic Series B *	8/31/2018	122,828	19,000,016	18,669,856	1.8%
Entasis Therapeutics Holdings, Inc. *	3/29/2016	60,876	875,110	373,018	0.0%
Goldfinch Biopharma, Inc. *	3/15/2019	5,000,000	5,000,000	4,750,000	0.4%
Karuna Pharmecuticals, Inc. *	3/15/2019	686,234	7,999,991	13,051,484	1.3%
Magenta Therapeutics, Inc. *	4/2/2018	498,283	6,000,000	6,982,191	0.6%
Peloton Therapeutics, Inc. *	2/14/2019	1,528,871	5,824,999	12,219,654	1.1%
Pliant Therapeutics Series B *	7/10/2018	3,631,873	5,000,000	4,750,000	0.4%
Satsuma Pharmaceuticals, Inc. *	4/23/2019	2,624,396	4,999,999	4,749,999	0.4%
Sutro Biopharma, Inc. *	5/21/2018	719,895	7,000,000	7,782,785	0.7%

Eventide Multi-Asset Income Fund

	Initial Acquisition
Security	Date	Shares	Cost	Value	% of Net Assets
Theratechnologies, Inc, 5.75%, 6/30/23 *	9/14/2018	500,000	490,625	457,500	0.4%

*	Each security is subject to a Fund’s right to redemption upon 60 days’ notice and may be extended by the issuer in six month increments, if the Funds fail to give 60 days’ notice of their intention to redeem on the scheduled maturity date.

(7)	PORTFOLIO CONCENTRATION RISK

The Eventide Healthcare & Life Sciences Fund invests primarily in equity and equity-related securities of companies in the healthcare and life sciences sectors that derive or are expected to derive 50% or more of their revenue from healthcare and life science products and services including, but not limited to, biotechnology, pharmaceuticals, diagnostics, life science tools, medical devices, healthcare information technology, healthcare services, synthetic biology, agricultural and environmental management, and pharmaceutical manufacturing products and services. Because of its focus on healthcare and life science companies, the Eventide Healthcare & Life Sciences Fund’s investment performance will be closely tied to many factors which affect those companies. As a result, the Eventide Healthcare & Life Sciences Fund’s net asset value is more likely to have greater fluctuations than that of a fund which invests in other industries.

(8)	OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(9)	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

Eventide Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

(10)	REORGANIZATION

The Epiphany FFV Strategic Income Fund (the “Predecessor Fund”), a series of Epiphany Funds, was reorganized into Eventide Limited-Term Bond Fund (the “Reorganization”) effective December 14, 2018, pursuant to an Agreement and Plan of Reorganization dated October 30 2018. The Reorganization was approved by the shareholders of the Predecessor Fund at a meeting held on November 30, 2018. The Predecessor Fund transferred all its assets to Eventide Limited-Term Bond Fund in exchange for shares of Eventide Limited-Term Bond Fund and the assumption by Eventide Limited-Term Bond Fund of all the known liabilities of the Predecessor Fund. Eventide Limited-Term Bond Fund did not have any significant assets or liabilities immediately prior to the consummation of the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets transferred reflect the historical basis of the assets as of the date of the Reorganization.

(11)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Eventide Gilead Fund, Eventide Global Dividend Opportunities Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund,
and Eventide Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Eventide Gilead Fund, Eventide Global Dividend Opportunities Fund, Eventide Healthcare & Life Sciences Fund, and Eventide Multi-Asset Income Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the portfolios of investments, as of June 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes to the financial statements. We have also audited the statement of assets and liabilities of Eventide Limited-Term Bond Fund, a series of shares of beneficial interest in the Funds, including the portfolio of investments, as of June 30, 2019, and the related statements of operations and changes in net assets and the financial highlights as noted in the table below, and the related notes to the financial statements (all of these statements and notes referred to in the previous sentence are collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, and the results of their operations for the year or period then ended, the changes in their net assets as noted above and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America. For Eventide Limited-Term Bond Fund, the statement of changes in net assets for the year ended October 31, 2017 and the financial highlights for each of the years in the four-year period then ended, were audited by other auditors, whose report dated December 20, 2017 expressed an unqualified opinion on such financial statement and financial highlights.

Eventide Gilead Fund	Financial Highlights for each of the years in the five-year period ended June 30, 2019
Eventide Global Dividend Opportunities Fund	Financial Highlights for the year ended June 30, 2019 and for the period from September 29, 2017 (commencement of operations) through June 30, 2018
Eventide Healthcare & Life Sciences Fund	Financial Highlights for each of the years in the five-year period ended June 30, 2019
Eventide Limited-Term Bond Fund	For the Statement of Operations and Changes in Net Assets for the period from November 1, 2018 through June 30, 2019 and the year ended October 31, 2018

For the Financial Highlight for Class N and Class C: the period from December 14, 2018 through June 30, 2019 and for Class A and Class I: the period from November 1, 2018 through June 30, 2019 and the year ended October 31, 2018
Eventide Multi-Asset Income Fund	Financial Highlights for each of the years in the three-year period ended June 30, 2019 and for the period from July 15, 2015 (commencement of operations) through June 30, 2016

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 29, 2019

Eventide Funds
SUPPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Consideration and Renewal of Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Multi-Asset Income Fund

In connection with a meeting held on April 10, April 30, -May 1, and May 28, 2019 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Eventide Asset Management LLC (“Eventide”) and Boyd Watterson Asset Management, LLC (“BWAM”), with respect to the Eventide Multi-Asset Income Fund ( “Eventide MAI”) (the “Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Management Agreement.

The Trustees reviewed Boyd Watterson’s responses to a series of questions regarding, among other things, BWAM’s services to be provided to Eventide MAI, comparative fee and expense information, and BWAM’s projected profitability from managing Eventide MAI.

Nature, Extent and Quality of Services. The Board noted that there were no recent departures or additions to BWAM’s key personnel servicing Eventide MAI. The Board acknowledged the portfolio managers’ expertise and Eventide’s confidence in BWAM as the sub-advisor. The Board noted there were no issues or concerns with BWAM operationally or with respect to the investments it selected for the Eventide MAI. The Board remarked that BWAM used a proprietary information technology system to monitor compliance with Eventide MAI’s investment strategies and limitations. The Board noted that BWAM selected broker-dealers on the basis of best execution, and recognized that no material compliance or litigation issues had arisen since the most recent renewal of the sub-advisory agreement. After further discussion, the Board concluded that BWAM had the ability to continue providing high quality service to Eventide MAI and its shareholders.

Performance. The Board observed that the fixed income sleeve of Eventide MAI underperformed the Barclays Intermediate Aggregate Index over of the 1-year and 3-year periods, but was on par with the index since inception. The Board noted BWAM’s position that Eventide MAI’s Morningstar category and peer group were not relevant to its fixed income sleeve. The Board concluded that the performance of BWAM was acceptable.

Fees and Expenses. The Board noted that BWAM earned a sub-advisory fee of 0.30% of net assets of the fixed income sleeve below $100 million and 0.17% of net assets of the fixed income sleeve at $100 million or above. The Board acknowledged that BWAM’s sub-advisory fee for Eventide MAI was lower than the fees BWAM charged to a comparable account. The Board discussed the allocation of fees between the advisor and BWAM relative to their respective duties and other factors, and agreed the allocation for Eventide MAI was appropriate. The Board concluded that the sub-advisory fee received by BWAM for Eventide MAI was not unreasonable.

Profitability. The Board recognized that BWAM earned a reasonable profit from sub-advising Eventide MAI. The Board concluded that BWAM’s profit from sub-advising Eventide MAI was not excessive.

Economies of Scale. The Board considered whether BWAM had realized economies of scale with respect to the sub-advisory services provided to Eventide MAI. The Board agreed that this was primarily an advisor-level

Eventide Funds
SUPPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of Eventide MAI, it was unlikely that BWAM was benefitting from any material economies of scale.

Conclusion. Having requested and received such information from BWAM as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Eventide and BWAM, and as assisted by the advice of counsel, the Board concluded that renewal of the sub-advisory agreement was in the best interests of Eventide MAI and its shareholders.

Eventide Funds
EXPENSE EXAMPLES (Unaudited)
June 30, 2019

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Eventide Gilead Fund’s, Eventide Global Dividend Opportunities Fund’s, Eventide Healthcare & Life Sciences Fund’s and Eventide Multi-Asset Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Funds’	Beginning		Expenses		Expenses
	Annualized	Account	Ending	Paid	Ending	Paid
	Expense	Value	Account Value	During	Account Value	During
	Ratio	1/1/19	6/30/19	Period*	6/30/19	Period

Eventide Gilead Fund – Class N	1.39%	$1,000.00	$1,318.30	$7.99	$1,017.90	$ 6.96
Eventide Gilead Fund – Class A	1.44%	$1,000.00	$1,318.00	$8.27	$1,017.66	$ 7.20
Eventide Gilead Fund – Class C	2.19%	$1,000.00	$1,313.10	$12.55	$1,013.94	$ 10.93
Eventide Gilead Fund – Class I	1.19%	$1,000.00	$1,319.80	$6.84	$1,018.89	$ 5.96
Eventide Global Dividend Opportunity Fund - Class N	1.15%	$1,000.00	$1,169.40	$6.19	$1,019.09	$ 5.76
Eventide Global Dividend Opportunity Fund – Class A	1.20%	$1,000.00	$1,168.10	$6.45	$1,018.84	$ 6.01
Eventide Global Dividend Opportunity Fund – Class C	1.95%	$1,000.00	$1,164.60	$10.47	$1,015.12	$ 9.74
Eventide Global Dividend Opportunity Fund – Class I	0.95%	$1,000.00	$1,170.50	$5.11	$1,020.08	$ 4.76

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Eventide Funds
EXPENSE EXAMPLES (Unaudited)(Continued)
June 30, 2019

					Hypothetical
			Actual		(5% return before expenses)
	Funds’	Beginning		Expenses		Expenses
	Annualized	Account	Ending	Paid	Ending	Paid
	Expense	Value	Account Value	During	Account Value	During
	Ratio	1/1/19	6/30/19	Period*	6/30/19	Period

Eventide Healthcare & Life Sciences Fund – Class N	1.49%	$1,000.00	$1,334.00	$8.66	$1,017.37	$ 7.48
Eventide Healthcare & Life Sciences Fund – Class A	1.54%	$1,000.00	$1,333.20	$8.93	$1,017.14	$ 7.72
Eventide Healthcare & Life Sciences Fund – Class C	2.29%	$1,000.00	$1,328.30	$13.25	$1,013.42	$ 11.45
Eventide Healthcare & Life Sciences Fund – Class I	1.29%	$1,000.00	$1,335.10	$7.52	$1,018.35	$ 6.50
Eventide Limited-Term Bond Fund – Class N	0.98%	$1,000.00	$1,039.10	$4.96	$1,019.93	$ 4.91
Eventide Limited-Term Bond Fund – Class A	1.08%	$1,000.00	$1,039.50	$5.45	$1,019.45	$ 5.40
Eventide Limited-Term Bond Fund – Class C	1.78%	$1,000.00	$1,035.20	$8.98	$1015.97	$ 8.90
Eventide Limited-Term Bond Fund – Class I	0.81%	$1,000.00	$1,040.90	$4.12	$1,020.76	$ 4.08
Eventide Multi-Asset Income Fund – Class N	1.15%	$1,000.00	$1,127.70	$6.07	$1,019.09	$ 5.76
Eventide Multi-Asset Income Fund – Class A	1.20%	$1,000.00	$1,126.40	$6.33	$1,018.84	$ 6.01
Eventide Multi-Asset Income Fund – Class C	1.95%	$1,000.00	$1,121.60	$10.26	$1,015.12	$ 9.75
Eventide Multi-Asset Income Fund – Class I	0.95%	$1,000.00	$1,127.60	$5.02	$1,020.08	$ 4.76

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Eventide Funds
ADDITIONAL INFORMATION (Unaudited)
June 30, 2019

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of each Fund and the calculation of the net asset value of shares of each Fund.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as exhibits to its report on Form N-PORT. Each Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-771-3836; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-771-3836; and on the Commission’s website at http://www.sec.gov.

Eventide Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	55	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016. Trustee of M3Sixty Funds Trust since 2016; Trustee of the AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	39	Trustee of Variable Insurance Trust since 2010

Eventide Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; President, Rational Advisors, Inc., since 2016; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, USA Mutuals, Inc., 3/2011 – 7/2016.	39	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A

Brian Curley 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC (2012-2014).	N/A	N/A

Sam Singh 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, & Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, TCG Financial Series Trusts I-X, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
17645 Wright Street, Suite 200
Omaha, NE 68130

MANAGER
Eventide Asset Management, LLC
One International Place
Suite 3510
Boston, MA 02110

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17645 Wright Street, Suite 200
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
3rd Floor
Philadelphia, PA19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank National Association
1555 N. Rivercenter Drive.
Suite 302
Milwaukee, WI 53212

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2019	2018
Eventide Gilead Fund	25,000	23,000
Eventide Global Dividend Opportunities Fund	10,250	10,250
Eventide Healthcare & Life Sciences Fund	17,000	14,750
Eventide Limited Term Bond Fund	12,250	-
Eventide Multi-Asset Income Fund	12,250	12,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2019	2018
Eventide Gilead Fund	2,000	2,000
Eventide Global Dividend Opportunities Fund	2,000	2,000
Eventide Healthcare & Life Sciences Fund	2,000	2,000
Eventide Limited Term Bond Fund	2,000	-
Eventide Multi-Asset Income Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2019 and 2018 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2019 and 2018 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: September 6, 2019